UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-05364

American High-Income Trust

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: September 30

Date of reporting period: September 30, 2016

Steven I. Koszalka

American High-Income Trust

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

The search for
sustainable income
in a low-rate
environment

Special feature page 4

American High-Income Trust® Annual report for the year ended September 30, 2016

American High-Income Trust seeks to provide you with a high level of current income. Its secondary investment objective is capital appreciation.

This fund is one of more than 40 offered by one of the nation’s largest mutual fund families, American Funds, from Capital Group. For 85 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 3.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

See page 3 for Class A share results with relevant sales charges deducted. For other share class results, visit americanfunds.com and americanfundsretirement.com.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

The fund’s 30-day yield for Class A shares as of October 31, 2016, calculated in accordance with the U.S. Securities and Exchange Commission (SEC) formula, was 5.33%. The fund’s 12-month distribution rate for Class A shares as of that date was 5.55%. Both reflect the 3.75% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund’s past dividends paid to shareholders. Accordingly, the fund’s SEC yield and distribution rate may differ.

The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. High-yield bonds are subject to greater fluctuations in value and risk of loss of income and principal than investment-grade bonds. Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch as an indication of an issuer’s creditworthiness. Investing in bonds issued outside the U.S. may be subject to additional risks. They include currency fluctuations, political and social instability, differing securities regulations and accounting standards, higher transaction costs, possible changes in taxation, illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Special feature

4	Degrees above zero: The search for sustainable income in a low-rate environment

Contents

1	Letter to investors
3	The value of a long-term perspective
8	Summary investment portfolio
14	Financial statements
34	Board of trustees and other officers

Fellow investors:

For the 12-month period ended September 30, 2016, American High-Income Trust reported a total return of 10.15%. By comparison, the fund’s benchmark, the unmanaged Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index, returned 12.74% for the period, while the Lipper High Yield Funds Average, a benchmark of similar funds, posted a total return of 9.32%.

The fund’s total return assumes a nearly 60 cents a share reinvestment of monthly dividends. Shareholders who reinvested dividends received an income return of 6.27% for the period. Those who elected to take their dividends in cash received an income return of 6.09% and saw the value of their holdings increase by 3.56%.

High-yield market overview

The first four and a half months of this reporting period continued the downward cycle in the high-yield market that began in mid-2014 with an unexpected drop in oil prices. What started as a negative reassessment of energy issues eventually extended to other riskier credits, as energy-related weakness dragged the rest of the high-yield market down with it.

Market sentiment shifted direction dramatically in mid-February. Oil prices stabilized, and it pulled not only energy but other risk sectors back up. Investors aggressively moved back into high yield, as the persistence of low (and in some cases negative) interest rates from the world’s central banks intensified a global search for yield. Supporting the rally were strong fundamentals: low valuations, wide spreads between lower- and higher-quality credits, lower defaults than long-term averages, and a relatively modest supply.

Results at a glance

For periods ended September 30, 2016, with all distributions reinvested

	Cumulative total returns	Average annual total returns
	1 year	5 years	10 years	Lifetime (since 2/19/88)

American High-Income Trust (Class A shares)	10.15%	6.28%	5.63%	7.91%
Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index*	12.74	8.34	7.80	—
Lipper High Yield Funds Average†	9.32	7.05	6.19	7.13

*	This market index did not exist prior to December 31, 1992. It is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. Bloomberg Barclays source: Bloomberg Index Services Ltd.
†	Lipper averages reflect the current composition of all eligible mutual funds (all share classes) within a given category.

American High-Income Trust	1

Due to the strength of the rally, high-yield valuations returned, by the end of this reporting period, to levels more in line with historical norms.

Inside the portfolio

The commodities sector, especially energy, metals and mining, drove high-yield returns during this reporting period. The sector is relatively large and experienced the most price volatility. This essentially carried the market down and then up over the past two years.

The fund started the fiscal year underweight in commodities, but we took advantage of low valuations to increase our holdings, becoming slightly overweight relative to the index. We’ve generated good returns from tactical exposures to less speculative energy companies, such as midstream pipeline companies that transport oil and natural gas.

Also helping the fund on a relative basis were large positions in select wireless telecommunications services and medical technology companies, and a below-index weighting to financial institutions, a sector that lagged the broader market.

In the last three months, we have reduced overall credit risk by increasing short-term notes and other highly rated securities in the portfolio. This constrained relative performance because the high-yield rally was still ongoing. Going forward, however, we believe this course of action to be prudent.

Looking ahead

We believe the valuation-driven gains experienced this year will start to give way to high-yield markets that are more dependent on the conditions of the overall economy and of individual high-yield credits. The current slow-growth environment, which in our view is likely to continue, is generally positive for high yield because companies can generate profits without too much pressure to invest for growth — and they can use the excess cash flow to service debt. The demand side also looks positive, in our view, because the market increasingly expects low rates to remain in place well into the future.

Long-term investors have been rewarded this year for their patience in staying the course through what has proven to be a few volatile years in the high-yield market. We are pleased with the results, but it doesn’t alter our primary focus, which is to pursue sustainable income over time. In the feature article on page 4, we talk about the importance of income in today’s low-rate environment, as well as how we manage through the cycles of high-yield investing to pursue high income for our shareholders.

Investors who have maintained a long-term perspective have received attractive returns and a steady source of income. As of September 30, 2016, fund shareholders who reinvested dividends earned an average annual total return of 6.28% over five years and 5.63% over 10 years.

For the same time periods, investment-grade bonds, by contrast, returned 3.08% over five years and 4.79% over 10 years, as measured by the Bloomberg Barclays U.S. Aggregate Index, which is unmanaged and has no expenses.

As always, we appreciate your continued support and long-term investment perspective.

Sincerely,

David C. Barclay
President

November 14, 2016

For current information about the fund, visit americanfunds.com.

2	American High-Income Trust

The value of a long-term perspective

Here’s how a $10,000 investment in American High-Income Trust grew between February 19, 1988, when the fund began operations, and September 30, 2016, the end of its latest fiscal year. As you can see, that $10,000 grew to $85,075 with all distributions reinvested.

Fund results shown reflect deduction of the maximum sales charge of 3.75% on the $10,000 investment.1 Thus, the net amount invested was $9,625.2

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $100,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The maximum initial sales charge was 4.75% prior to January 10, 2000.
[3]	The market index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.
[4]	From February 19, 1988, through December 31, 1992, the Credit Suisse High Yield Index was used because the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index did not yet exist. Since January 1, 1993, the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index has been used. Source: Bloomberg Index Services Ltd.
[5]	Results of the Lipper High Yield Funds Average do not reflect any sales charges.
[6]	Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
[7]	For the period February 19, 1988, commencement of operations, through September 30, 1988.

Past results are not predictive of results for future periods. The results shown are before taxes on fund distributions and sale of fund shares.

Average annual total returns based on a $1,000 investment (for periods ended September 30, 2016)*

	1 year	5 years	10 years

Class A shares	6.05%	5.48%	5.23%

*Assumes reinvestment of all distributions and payment of the maximum 3.75% sales charge.

The total annual fund operating expense ratio is 0.71% for Class A shares as of the prospectus dated December 1, 2016 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

American High-Income Trust	3

Degrees above zero: The search for sustainable income in a low-rate environment

Investment income is harder than ever to find. Nearly eight years of historically low rates have sharply reduced the number of meaningful income opportunities for investors and savers. As an example, the average annual five-year CD rate is 0.81%.* Fortunately, American High-Income Trust has been one of the few ways to generate income in a world of zero — and, in some countries, below zero — rates. As of September 30, 2016, the fund’s 12-month distribution rate — the fund’s past dividends paid to shareholders — was 5.88%.

This article discusses how the fund has achieved that higher degree of income, and why it’s important for the fund to continue to try to create an income stream that’s sustainable over the long term for you, its shareholders.

Why is high-yield income typically higher than the income from other bonds?

High-yield bonds can enhance portfolio income by paying a higher rate of interest than other bonds. They must do so, in fact, in order to attract investors. They are lower credit-quality bonds with a greater risk of not being able to pay regular interest over the life of the bond. The issuing company may have taken on a

*As of 9/30/16. Source: bankrate.com.

4	American High-Income Trust

“You can’t time the cycles, but you can still generate substantial income with a long-term perspective.”

— David Barclay

significant amount of debt relative to its earnings, or may be struggling through a difficult period for its business.

The importance of research in assessing risk

The art of high-yield investing is to determine whether individual companies are good credit risks or bad credit risks. And that takes a lot of research.

“None of the bonds we buy have zero risk,” says the fund’s Principal Investment Officer David Barclay. To assess risk, the fund relies on “in-depth, issuer-focused research that anticipates the company’s ability to pay down debt in the future.”

“The promised return is relatively straightforward, because it’s effectively the yield on the security,” adds portfolio manager David Daigle. “Most of our work goes into evaluating the expected return, or determining the risk relative to the yield.”

The managers focus on two things:

1. The credit risk of the issuer. Is the company credit profile expected to improve or deteriorate? Will the company generate sufficient cash flow to pay down its debt?

2. The structure of the bond itself. What is the legal ranking of the bond within the capital structure? Is the bond guaranteed or secured by collateral? If so, how valuable are the guarantees and collateral? What are the covenants, which restrict what the company can and cannot do with the borrowed money?

This complexity makes high-yield investment analysis somewhat unique. “It’s like equity analysis with some added layers,” says portfolio manager Tara Torrens, who became a portfolio manager after 11 years as an analyst. “The starting point is understanding the industry, the fundamental drivers of the company, visiting with management and competitors, all the things that equity analysts do to gain a good idea of the outlook and downside of a company. We add onto that the things that affect bondholders in particular, like capital structure and covenant analysis.”

Balancing risk and return to achieve sustainable income

Armed with the knowledge of how much risk a bond represents, managers evaluate whether the income generated by the bond is adequate to assume that risk. “The highest current yield is not necessarily the highest sustainable yield,” says David Barclay. “We don’t have a yield target so we don’t need to buy the highest yield bonds. Everything depends on whether we think we are being compensated for the risk on an individual bond. If we are not being compensated, we won’t buy.”

A rational approach to defaults

One of the major reasons high-yield bonds have higher yields is to compensate investors for the greater risk of default, which occurs when the issuer is unable to continue making scheduled payments on its debt. The fund’s portfolio managers believe defaults are an unavoidable part of investing in the high-yield market. “A high-yield fund will always have defaults,” says David Barclay. “But over time, we believe that the extra yield has more than compensated for the loss from defaults.”

Accordingly, “Zero defaults is not the objective of the fund. If it was, we would have lower yields, and a lower total return.”

Instead, the portfolio managers seek to minimize the losses to shareholders from defaults. “We focus more on loss avoidance than we do on default avoidance,” says David Daigle. “We do encounter situations where an issuer can no longer service its debt; in those cases we can either sell the bonds or convert the bonds to equity, and hold on to the equity if we anticipate that it will recover in value. We generally avoid holding non-income producing securities but company defaults often occur when their assets are valued at a cyclical low. If you persistently sell at such a low valuation, it might not be the best approach to maximize long-term value.”

“For most companies, default is based on liquidity,” adds Thomas Chow. “They have no capital to finance maturing debt. So that’s one of the first things we work on with our analysts — looking at financial statements and assessing operationally what’s going on inside the business.”

Fund results shown are for Class A shares at net asset value. If a sales charge (maximum 3.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

American High-Income Trust	5

“The high-yield index currently yields about 6.25%, but few such securities generate that much yield. To achieve a portfolio yield approximating the index, you have to take on exposure to higher yielding credits with some meaningful degree of uncertainty regarding fundamental or refinancing risk.”

— Thomas Chow

“High yield is a way to achieve greater income than most any other asset class. Through a cycle, you can see the higher income return that much of the world needs, which is the reason bonds are in people’s portfolios.”

— Tara Torrens

As portfolio manager Thomas Chow puts it, “We have many of the risks associated with equities without the upside that they enjoy, so we have to look at more things than yield to generate returns for our shareholders.”

Adds Tara Torrens: “Focusing only on the highest yield means you’ll be blindly taking risk in an effort to achieve income. While that may work in parts of a market cycle, it doesn’t work through all of a market cycle, and you put investors at risk with that type of strategy. That doesn’t mean we seek the lowest risk either, simply that the reward must be sufficient for the actual risk we are taking.”

Since the yield on most high-yield bonds is higher than on investment-grade bonds (those rated BBB/Baa and above), the key is sustaining it over the life of the bond. If everything goes well, bondholders will receive all their principal back when the bond matures. The biggest risk is that the company becomes unable to service its debt. This leads to default, and the loss of income. For more on this topic, see the discussion on page 5.

Why higher income means more volatility

The high-yield market makes decisions every day about how risky bonds are by bidding their prices up and down. A wide range of factors can influence bond prices, from general economic data to changes in commodity prices. Even small changes — for example an unexpected drop in prices — can disrupt the plans of a company that has issued a significant amount of debt relative to its earnings potential. As David Daigle puts it, “Credit quality varies with economic conditions, so high-yield companies are especially hurt by economic downturns.”

As bond prices decline, yields rise to compensate investors for the higher perceived risks. The difference in yield between that of a high-yield bond and a comparable U.S. Treasury bond is known as the yield spread. “Spreads are the risk premium over what you would think of as the risk-free rate,” explains David Barclay. “They are a compensation for credit risk.”

When the spread is wide, the extra “yield premium” from high-yield bonds becomes enticing for investors. So they buy, driving the price higher. This in turn causes the yields to go back down. With less compensation for risk, investors might start selling the bonds again.

The importance of investing through high-yield cycles

The volatility that results when spreads widen and narrow is a recurring cycle in the high-yield market. “High yield in my view is prone to overreaction on both sides,” says Tara Torrens. “Over time, however, the volatility normalizes and you’re generally left with the income. So

6	American High-Income Trust

“We generally avoid holding non-income producing securities, but when we do, it’s important to continually evaluate whether to hold or sell.”

— David Daigle

one of our primary investment strategies is to capture the income and minimize the loss. That’s more important than trying to time where we are in the market cycle.”

It’s sometimes challenging for shareholders to focus on the income instead of the price change, especially given the high-yield volatility of the past few years. But high yield doesn’t have the risks or return potential of equities. As Thomas Chow points out, “Unlike the equity markets, double-digit returns in high yield — as have occurred this year — are typically the result of a rebound from a prior year.”

The lesson? Higher-than-average income over the long term should compensate for short-term volatility, if shareholders continue to hold the fund through the market cycles.

Where are we now in the cycle?

The post-2008 environment of near-zero rates and central bank intervention has put higher yielding investments at a premium. While this has been beneficial for high-yield bonds, the economic weakness underlying the low rates has created concern among investors.

“Currently, spreads are not particularly low by historical standards,” David Daigle explains. “However, risk-free rates are quite low by historical standards. If rates and spreads remain near current levels, without a deterioration of economic conditions, we would expect high yield to outperform most other fixed income asset classes.”

“There’s some irrationality in risky markets, including high yield, from artificially low rates,” adds Tara Torrens. “But as long as we stay disciplined and research-focused, and are ready to reduce our risk if necessary, we should be prepared for whatever market condition happens.”

The questions to ask in this environment, according to Thomas Chow, are if these companies will be able to survive a downturn, and are we being compensated for that risk?

Taking a longer term view of income

When American High-Income Trust began in February 1988, the federal funds rate — which establishes the level at which other U.S. interest rates are set — was 6.58%. Today, it’s 0.40%.† If maximizing income was important then, it’s even more important now. And now, like then, there are very few places to go. “Within the public securities market,” says David Barclay, “high yield is one of the very few opportunities for higher-than-average yield.”

As long as rates remain low worldwide, demand for high income will undoubtedly continue. ■

Beyond income: Other potential advantages of high yield

High income is a significant benefit in today’s market, but there are other reasons for long-term investors to diversify with high yield, such as:

Capital appreciation potential — Positive events in the economy, industry or issuing company, such as ratings upgrades, improved earnings, or a takeover, can increase the price of a high-yield bond.

Portfolio risk diversification — High-yield bonds are considered a separate asset class, involving different characteristics from those of other securities. A high-yield fund can add diversification to a portfolio, reducing the concentration of risk in any one asset class.

Less interest rate volatility risk than long-term U.S. Treasury bonds — All fixed income securities are impacted by changes in interest rates. If rates move up, bond prices move down (and vice versa). The high-yield market offers yields much higher than those on other fixed income assets such that changes to prevailing rates should not affect the price as much as with other bonds. As David Barclay puts it, “Interest rates have less effect on high yield than on any other fixed income market.”

A fund of high-yield bonds may offer advantages over individual bonds — Hundreds of individual bonds are typically owned by a high-yield fund, which reduces the impact of default if an individual investor owns just a few high-yield bonds. Bond funds also provide daily liquidity, reinvestment of income, continuous managerial oversight and the regular replacement of maturing bonds, allowing high-yield diversification even with a relatively small investment.

†Source: St. Louis Fed, as of 9/30/16 and 2/19/88

American High-Income Trust	7

Summary investment portfolio September 30, 2016

Investment mix by security type	Percent of net assets

Bonds, notes & other debt instruments 91.25%	Principal amount (000)	Value (000)
Corporate bonds & notes 89.89%
Energy 14.62%
Blue Racer Midstream LLC / Blue Racer Finance Corp. 6.125% 2022[1]	$71,520	$70,268
Cheniere Energy, Inc. 7.00% 2024[1]	16,110	17,479
CONSOL Energy Inc. 5.875% 2022	79,212	73,271
NGPL PipeCo LLC 7.119% 2017[1]	148,860	156,303
NGPL PipeCo LLC 9.625% 2019[1]	99,015	104,585
NGPL PipeCo LLC 7.768% 2037[1]	19,880	21,669
NGPL PipeCo LLC, Term Loan B, 6.75% 2017[2,3,4]	1,625	1,627
PDC Energy Inc. 7.75% 2022	66,275	71,080
Sabine Pass Liquefaction, LLC 5.625% 2021	65,825	70,350
Sabine Pass Liquefaction, LLC 5.00%–5.75% 2024–2027[1]	121,880	129,407
Sabine Pass LNG, LP 5.88%–7.50% 2016–2026[1]	6,350	6,720
Teekay Corp. 8.50% 2020	103,630	90,158
Other securities		1,651,550
		2,464,467

Health care 13.89%
Centene Corp. 4.75% 2022	62,200	64,532
inVentiv Health, Inc. 9.00% 2018[1]	131,769	135,557
inVentiv Health, Inc. 7.50%–10.00% 2018–2024[1]	134,016	135,374
inVentiv Health, Inc. 10.00% 2018[1,5]	94,620	97,265
inVentiv Health, Inc., Term Loan B, 4.75% 2023[2,3,4]	25,992	26,045
inVentiv Health, Inc., Term Loan B4, 7.75% 2018[2,3,4]	26,930	27,014
Kinetic Concepts, Inc. 10.50% 2018	170,455	179,233
Kinetic Concepts, Inc. 12.50% 2019	133,632	133,298
Kinetic Concepts, Inc. 7.875% 2021[1]	17,765	19,275
Kinetic Concepts, Inc. 9.625% 2021[1]	149,230	149,603
Molina Healthcare, Inc. 5.375% 2022	62,097	64,426
Valeant Pharmaceuticals International Inc. 5.50%–7.00% 2020–2023[1]	16,130	14,130
VPI Escrow Corp. 6.75% 2018[1]	66,000	66,660
VPI Escrow Corp. 6.375% 2020[1]	82,281	77,550
VPI Escrow Corp. 7.50% 2021[1]	32,320	31,391
VRX Escrow Corp. 5.38%–6.13% 2020–2025[1]	108,315	95,908
Other securities		1,024,588
		2,341,849

Consumer discretionary 11.89%
Cablevision Systems Corp. 5.50%–7.75% 2018–2027[1]	69,650	73,150
CCO Holdings LLC and CCO Holdings Capital Corp. 5.75% 2026[1]	70,575	74,986
Clear Channel Worldwide Holdings, Inc. 7.625% 2020	130,644	130,154
Needle Merger Sub Corp. 8.125% 2019[1]	70,820	70,997
PETsMART, Inc. 7.125% 2023[1]	65,050	68,465
Playa Resorts Holding BV 8.00% 2020[1]	63,074	64,651
Other securities		1,522,124
		2,004,527

8	American High-Income Trust

	Principal amount	Value
	(000)	(000)
Telecommunication services 11.80%
Altice Financing SA 6.625% 2023[1]	$18,460	$19,014
Altice Finco SA 6.50%–9.88% 2020–2022[1]	8,650	9,237
Altice NV 5.50%–7.50% 2026[1]	21,175	21,960
Cequel Communications Holdings I, LLC and Cequel Capital Corp. 6.375% 2020[1]	103,960	107,469
Clearwire Communications and Clearwire Finance, Inc. 14.75% 2016[1]	3,125	3,188
Frontier Communications Corp. 10.50% 2022	100,635	107,050
Frontier Communications Corp. 11.00% 2025	101,037	105,710
Frontier Communications Corp. 7.63%–9.25% 2020–2024	52,548	56,127
Ligado Networks, Term Loan, 9.75% 2020[2,3,4,5]	148,144	134,251
MetroPCS Wireless, Inc. 6.25% 2021	54,060	56,932
MetroPCS Wireless, Inc. 6.625% 2023	70,985	76,486
Neptune Finco Corp. (Altice NV) 6.63%–10.13% 2023–2025[1]	22,150	24,937
Numericable Group SA 6.00%–7.38% 2022–2026[1]	29,440	30,132
Sprint Capital Corp. 6.90% 2019	31,750	33,020
Sprint Nextel Corp. 7.00% 2020	66,870	67,539
Sprint Nextel Corp. 11.50% 2021	68,835	79,504
Sprint Nextel Corp. 6.88%–9.00% 2017–2028[1]	123,595	127,378
T-Mobile US, Inc. 6.00%–6.73% 2020–2026	117,165	126,022
Wind Acquisition SA 4.75% 2020[1]	62,875	63,975
Wind Acquisition SA 7.375% 2021[1]	112,375	117,853
Other securities		621,942
		1,989,726

Industrials 11.62%
Associated Materials, LLC and AMH New Finance, Inc. 9.125% 2017	170,417	161,470
Builders FirstSource, Inc. 5.625% 2024[1]	71,575	73,722
Corporate Risk Holdings LLC 9.50% 2019[1,6]	137,693	133,562
Corporate Risk Holdings LLC 11.50% 2020[1,5,6,7]	14,705	15,470
DAE Aviation Holdings, Inc. 10.00% 2023[1]	106,405	114,651
Deck Chassis Acquisition Inc. 10.00% 2023[1]	65,260	68,686
Other securities		1,390,518
		1,958,079

Materials 9.09%
ArcelorMittal 7.75% 2041	69,360	72,655
First Quantum Minerals Ltd. 6.75% 2020[1]	124,165	115,473
First Quantum Minerals Ltd. 7.00% 2021[1]	83,907	76,146
First Quantum Minerals Ltd. 7.25% 2022[1]	16,075	14,387
FMG Resources 9.75% 2022[1]	83,075	96,782
Ryerson Inc. 11.00% 2022[1]	92,178	101,626
Other securities		1,055,323
		1,532,392

Information technology 5.11%
First Data Corp. 7.00% 2023[1]	86,825	92,034
Gogo Inc. 12.50% 2022[1]	68,725	74,051
Other securities		695,787
		861,872

Financials 4.90%
CIT Group Inc. 3.875% 2019	90,760	92,916
Other securities		732,674
		825,590

Utilities 3.78%
AES Corp. 4.88%–8.00% 2020–2026	164,690	179,387
Texas Competitive Electric Holdings, Term Loan B, 5.00% 2017[2,3,4]	64,267	64,750
Other securities		393,530
		637,667

Real estate 2.35%
Crescent Resources 10.25% 2017[1]	108,419	109,232
Other securities		286,699
		395,931

American High-Income Trust	9

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds & notes (continued)
Consumer staples 0.84%
Other securities		$141,943

Total corporate bonds & notes		15,154,043

U.S. Treasury bonds & notes 0.98%
U.S. Treasury 0.98%
U.S. Treasury 1.125% 2021	$100,000	99,898
U.S. Treasury 6.25% 2023[8]	50,000	65,992
		165,890

Other bonds & notes 0.38%
Other securities		63,671

Total bonds, notes & other debt instruments (cost: $15,347,771,000)		15,383,604

Convertible bonds 0.36%
Other 0.35%
Other securities		60,053

Miscellaneous 0.01%
Other convertible bonds in initial period of acquisition		1,632

Total convertible bonds (cost: $68,407,000)		61,685

Convertible stocks 0.57%	Shares
Telecommunication services 0.03%
Frontier Communications Corp., Series A, convertible preferred	70,000	5,874

Other 0.45%
Other securities		74,713

Miscellaneous 0.09%
Other convertible stocks in initial period of acquisition		15,220

Total convertible stocks (cost: $144,530,000)		95,807

Preferred securities 0.14%
Real estate 0.06%
Other securities		9,502

Miscellaneous 0.08%
Other preferred securities in initial period of acquisition		13,900

Total preferred securities (cost: $22,634,000)		23,402

Common stocks 0.98%
Information technology 0.12%
Corporate Risk Holdings I, Inc.[6,7,9,10]	2,380,355	20,138

Other 0.86%
Other securities		145,306

Total common stocks (cost: $513,004,000)		165,444

10	American High-Income Trust

Short-term securities 6.08%	Principal amount (000)	Value (000)
Commercial paper 2.13%
Caterpillar Financial Services Corp. 0.51% due 11/7/2016	$75,000	$74,965
Coca-Cola Co. 0.52% - 0.58% due 11/9/2016 - 11/18/2016[1]	99,360	99,306
Other securities		185,424
		359,695

Federal agency discount notes 1.97%
Federal Home Loan Bank 0.31% - 0.55% due 10/28/2016 - 5/25/2017	135,700	135,487
Freddie Mac 0.40% - 0.41% due 12/21/2016 - 1/19/2017	145,400	145,269
Other securities		49,970
		330,726

U.S. Treasury bills 1.19%
U.S. Treasury Bills 0.35% - 0.40% due 1/5/2017 - 1/12/2017	200,000	199,875

Municipals 0.79%
Other securities		134,000

Total short-term securities (cost: $1,024,126,000)		1,024,296
Total investment securities 99.38% (cost: $17,120,472,000)		16,754,238
Other assets less liabilities 0.62%		105,042

Net assets 100.00%		$16,859,280

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Forward currency contracts

The fund did not hold any forward currency contracts as of September 30, 2016. The average month-end notional amount of open forward currency contracts while held was $20,466,000.

Interest rate swaps

The fund did not hold any interest rate swaps as of September 30, 2016. The average month-end notional amount of interest rate swaps while held was $287,416,000.

Credit default swaps

The fund has entered into credit default swaps as shown in the following table. The average month-end notional amount of credit default swaps while held was $158,528,000.

Centrally cleared credit default swaps on credit indices — sell protection

Referenced index	Clearinghouse	Receive fixed rate	Expiration date	Notional (000)	Value (000)	Upfront premiums received (000)	Unrealized appreciation (depreciation) at 9/30/2016 (000)
CDX.NA.HY.21	ICE	5.00%	12/20/2018	$17,280	$1,120	$1,036	$83
CDX.NA.HY.22	ICE	5.00	6/20/2019	27,840	1,981	2,168	(188)
CDX.NA.HY.25	ICE	5.00	12/20/2020	81,180	4,745	2,452	2,293
CDX.NA.HY.26	ICE	5.00	6/20/2021	150,000	7,733	4,210	3,523
							$5,711

American High-Income Trust	11

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s affiliated-company holdings is either shown in the summary investment portfolio or included in the value of “Other securities” under the respective industry sectors. Further details on such holdings and related transactions during the year ended September 30, 2016, appear below.

	Beginning shares or principal amount	Additions	Reductions	Ending shares or principal amount	Interest income (000)	Value of affiliates at 9/30/2016 (000)
Corporate Risk Holdings LLC 9.50% 2019[1]	$137,028,000	$665,000	—	$137,693,000	$13,083	$133,562
Corporate Risk Holdings I, Inc.[7,9,10]	2,380,354	1	—	2,380,355	—	20,138
Corporate Risk Holdings LLC 11.50% 2020[1,5,7]	$13,177,519	$1,527,771	—	$14,705,290	1,785	15,470
Corporate Risk Holdings Corp.[7,9,10]	12,034	1	—	12,035	—	—
Rotech Healthcare Inc., Term Loan, 13.00% 2020[2,3,4,5,7]	$54,762,603	$6,385,939	—	$61,148,542	7,019	55,825
Rotech Healthcare Inc., Term Loan A, 5.50% 2018[2,3,4,7]	$25,382,000	—	$259,000	$25,123,000	1,414	24,997
Rotech Healthcare Inc., Term Loan B, 10.00% 2019[2,3,4,7]	$20,825,000	—	—	$20,825,000	2,117	20,721
Rotech Healthcare Inc.[7,9]	1,916,276	—	—	1,916,276	—	1,916
CEVA Group PLC, Series A-1, 3.88% convertible preferred[7,9,11]	47,121	—	—	47,121	—	23,561
CEVA Group PLC[7,9,11]	59,168	—	—	59,168	—	21,448
CEVA Logistics U.S. Holdings Inc., Term Loan B, 6.50% 2021[2,3,4]	$22,698,670	—	$3,823,127	$18,875,543	1,225	15,189
CEVA Logistics Holdings BV, Term Loan, 6.50% 2021[2,3,4]	$16,456,536	—	$2,767,280	$13,689,256	792	11,016
CEVA Group PLC, Apollo Global Securities LLC LOC, 5.969% 2021[2,3,4]	$15,842,980	—	$2,531,896	$13,311,084	1,025	10,711
CEVA Group PLC 9.00% 2021[1]	$19,100,000	—	$4,425,000	$14,675,000	1,495	9,539
CEVA Group PLC, Series A-2, 2.88% convertible preferred[7,9,11]	21,062	—	—	21,062	—	7,635
CEVA Logistics Canada, ULC, Term Loan, 6.50% 2021[2,3,4]	$2,837,334	—	$475,397	$2,361,937	133	1,901
CEVA Group PLC 7.00% 2021[1]	$9,475,000	—	$8,075,000	$1,400,000	219	1,141
NII Holdings, Inc.[9]	19,451,169	—	1,674,324	17,776,845	—	59,197
White Star NR Corporation[7,9,11]	—	24,665,117	—	24,665,117	—	20,965
Cooper-Standard Holdings Inc.[9,12]	1,659,993	538,673	2,198,666	—	—	—
Cooper-Standard Holdings Inc.[1,7,9,12]	—	448,132	448,132	—	—	—
Cooper-Standard Holdings Inc., warrants, expire 2017[1,7,9,12]	48,411	48,411	96,822	—	—	—
					$30,307	$454,932

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $7,673,130,000, which represented 45.51% of the net assets of the fund.
[2]	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans, including those in “Other securities,” was $1,019,783,000, which represented 6.05% of the net assets of the fund.
[3]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[4]	Coupon rate may change periodically.
[5]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
[6]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[7]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $259,700,000, which represented 1.54% of the net assets of the fund.
[8]	A portion of this security was pledged as collateral. The total value of pledged collateral was $14,731,000, which represented .09% of the net assets of the fund.
[9]	Security did not produce income during the last 12 months.
[10]	This security was an unaffiliated issuer in its initial period of acquisition at 9/30/2015; it was not publicly disclosed.
[11]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear on the next page.
[12]	Unaffiliated issuer at 9/30/2016.

12	American High-Income Trust

Private placement securities	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
CEVA Group PLC, Series A-1, 3.88% convertible preferred	5/2/2013-8/22/2014	$47,776	$23,561	.14%
CEVA Group PLC	8/22/2014	57,165	21,448	.13
CEVA Group PLC, Series A-2, 2.88% convertible preferred	5/2/2013	20,349	7,635	.05
White Star NR Corporation	6/30/2016	16,491	20,965	.12
Other securities	12/13/2012-11/26/2014	—	—	.00
Total private placement securities		$141,781	$73,609	.44%

Key to abbreviations

ICE = Intercontinental Exchange Inc.

LOC = Letter of Credit

See Notes to Financial Statements

American High-Income Trust	13

Financial statements

Statement of assets and liabilities at September 30, 2016	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $16,299,588)	$16,299,306
Affiliated issuers (cost: $820,884)	454,932	$16,754,238
Cash		122,573
Receivables for:
Sales of investments	149,315
Sales of fund’s shares	23,356
Variation margin	1,579
Dividends and interest	285,651
Other	137	460,038
		17,336,849
Liabilities:
Payables for:
Purchases of investments	423,288
Repurchases of fund’s shares	39,598
Dividends on fund’s shares	4,196
Investment advisory services	3,724
Services provided by related parties	4,324
Trustees’ deferred compensation	304
Other	2,135	477,569
Net assets at September 30, 2016		$16,859,280

Net assets consist of:
Capital paid in on shares of beneficial interest		$19,055,317
Distributions in excess of net investment income		(52,699)
Accumulated net realized loss		(1,782,890)
Net unrealized depreciation		(360,448)
Net assets at September 30, 2016		$16,859,280

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (1,656,315 total shares outstanding)

	Net assets	Shares outstanding	Net asset value per share
Class A	$11,897,315	1,168,834	$10.18
Class B	14,955	1,469	10.18
Class C	871,348	85,604	10.18
Class F-1	642,448	63,117	10.18
Class F-2	1,171,326	115,075	10.18
Class 529-A	314,038	30,852	10.18
Class 529-B	964	95	10.18
Class 529-C	103,642	10,182	10.18
Class 529-E	17,211	1,691	10.18
Class 529-F-1	24,166	2,374	10.18
Class R-1	16,350	1,606	10.18
Class R-2	184,132	18,090	10.18
Class R-2E	2,920	287	10.18
Class R-3	194,467	19,105	10.18
Class R-4	158,929	15,614	10.18
Class R-5E	10	1	10.18
Class R-5	75,687	7,436	10.18
Class R-6	1,169,372	114,883	10.18

See Notes to Financial Statements

14	American High-Income Trust

Statement of operations for the year ended September 30, 2016	(dollars in thousands)

Investment income:
Income:
Interest (net of non-U.S. taxes of $261; also includes $30,307 from affiliates)	$1,130,655
Dividends (net of non-U.S. taxes of $1)	11,172	$1,141,827
Fees and expenses*:
Investment advisory services	47,487
Distribution services	43,043
Transfer agent services	23,384
Administrative services	3,582
Reports to shareholders	1,086
Registration statement and prospectus	894
Trustees’ compensation	169
Auditing and legal	212
Custodian	71
Other	638
Total fees and expenses before reimbursement	120,566
Less transfer agent services reimbursement	— †
Total fees and expenses after reimbursement		120,566
Net investment income		1,021,261

Net realized loss and unrealized appreciation:
Net realized (loss) gain on:
Investments (includes $60,425 net gain from affiliates)	(793,336)
Forward currency contracts	1,225
Interest rate swaps	(9,690)
Credit default swaps	8,811
Currency transactions	(592)	(793,582)
Net unrealized appreciation (depreciation) on:
Investments (net of non-U.S. taxes of $58)	1,320,313
Forward currency contracts	(475)
Interest rate swaps	203
Credit default swaps	7,864
Currency translations	40	1,327,945
Net realized loss and unrealized appreciation		534,363

Net increase in net assets resulting from operations		$1,555,624

*	Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.
†	Amount less than one thousand.

See Notes to Financial Statements

American High-Income Trust	15

Statements of changes in net assets

(dollars in thousands)

	Year ended September 30
	2016	2015
Operations:
Net investment income	$1,021,261	$1,126,366
Net realized loss	(793,582)	(639,507)
Net unrealized appreciation (depreciation)	1,327,945	(1,566,362)
Net increase (decrease) in net assets resulting from operations	1,555,624	(1,079,503)

Dividends paid or accrued to shareholders from net investment income	(1,007,578)	(1,144,670)

Net capital share transactions	(876,110)	(654,561)

Total decrease in net assets	(328,064)	(2,878,734)

Net assets:
Beginning of year	17,187,344	20,066,078
End of year (including distributions in excess of net investment income: $(52,699) and $(54,252), respectively)	$16,859,280	$17,187,344

See Notes to Financial Statements

16	American High-Income Trust

Notes to financial statements

1. Organization

American High-Income Trust (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide a high level of current income. Its secondary investment objective is capital appreciation.

The fund has 18 share classes consisting of five retail share classes (Classes A, B and C, as well as two F share classes, F-1 and F-2), five 529 college savings plan share classes (Classes 529-A, 529-B, 529-C, 529-E and 529-F-1) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 3.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None

* Class B and 529-B shares of the fund are not available for purchase.

On November 20, 2015, the fund made an additional retirement plan share class (Class R-5E) available for sale pursuant to an amendment to its registration statement filed with the U.S. Securities and Exchange Commission. Refer to the fund’s prospectus for more details.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

American High-Income Trust	17

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) are allocated daily among the various share classes based on the relative value of their settled shares. Realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders — Dividends to shareholders are declared daily after the determination of the fund’s net investment income and are paid to shareholders monthly. Distributions to shareholders are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Forward currency contracts are valued at the mean of representative quoted bid and ask

18	American High-Income Trust

prices, generally based on prices supplied by one or more pricing vendors. Interest rate swaps and credit default swaps are generally valued by pricing vendors based on market inputs that include the index and term of index, reset frequency, payer/receiver, currency and pay frequency.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of September 30, 2016 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Corporate bonds & notes	$—	$15,037,030	$117,013	$15,154,043
U.S. Treasury bonds & notes	—	165,890	—	165,890
Other bonds & notes	—	63,671	—	63,671
Convertible bonds	3,860	57,825	—	61,685
Convertible stocks	64,611	31,196	—	95,807
Preferred securities	13,900	9,502	—	23,402
Common stocks	84,331	21,448	59,665	165,444
Short-term securities	—	1,024,296	—	1,024,296
Total	$166,702	$16,410,858	$176,678	$16,754,238

American High-Income Trust	19

	Other investments[1]
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on credit default swaps	$—	$5,899	$—	$5,899
Liabilities:
Unrealized depreciation on credit default swaps	—	(188)	—	(188)
Total	$—	$5,711	$—	$5,711

[1]	Credit default swaps are not included in the investment portfolio.

The following table reconciles the valuation of the fund’s Level 3 investment securities and related transactions for the year ended September 30, 2016 (dollars in thousands):

	Beginning	Transfers			Net		Transfers	Ending
	value at	into			realized	Unrealized	out of	value at
	10/1/2015	level 3[2]	Purchases	Sales	loss[3]	depreciation[3]	level 3[2]	9/30/2016
Investment securities	$272,134	$1,371	$42,138	$(120,529)	$(683)	$(17,709)	$(44)	$176,678

Net unrealized depreciation during the period on Level 3 investment securities held at September 30, 2016[3]								$(16,774)

[2]	Transfers into or out of Level 3 are based on the beginning market value of the quarter in which they occurred.
[3]	Net realized loss and unrealized depreciation are included in the related amounts on investments in the statement of operations.

Unobservable inputs — Valuation of the fund’s Level 3 securities is based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The following table provides additional information used by the fund’s investment adviser to fair value the fund’s Level 3 securities (dollars in thousands):

					Impact to
					valuation from
	Value at	Valuation	Unobservable		an increase in
	9/30/2016	techniques	inputs	Range	input*
Bonds, notes & other debt instruments	$117,013	Trading of a similar issue adjusted by an estimated yield spread	Yield spread	75 bps	Decrease
		Yield analysis	Yield risk premium	100-500 bps	Decrease
		Enterprise valuation	EV/EBITDA multiple	6.0x - 11.5x	Increase
Common stocks	59,665	Discounted cash flow	EV/EBITDA less capital expenditures multiple	0x - 10x	Increase
			Discount rate	20%	Decrease
		Recent transaction	Arms-length transaction	N/A	N/A
	$176,678

*	This column represents the directional change in fair value of the Level 3 securities that would result in an increase from the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these inputs in isolation could result in significantly higher or lower fair value measurements.

Key to abbreviations

EV = Enterprise value

EBITDA = Earnings before income taxes, depreciation and amortization

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may also decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

20	American High-Income Trust

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Liquidity risk — Certain fund holdings may be deemed to be less liquid or illiquid because they cannot be readily sold without significantly impacting the value of the holdings. Liquidity risk may result from the lack of an active market for a holding, legal or contractual restrictions on resale or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs.

Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional cash securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may expose the fund to losses in excess of its initial investment. Derivatives may be difficult for the fund to buy or sell at an opportune time or price and may be difficult to terminate or otherwise offset. The fund’s use of derivatives may result in losses to the fund, and investing in derivatives may reduce the fund’s returns and increase the fund’s price volatility. The fund’s counterparty to a derivative transaction (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Loan transactions — The fund has entered into loan transactions in which the fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder’s portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or

American High-Income Trust	21

borrower prior to the sale of the investment. The loan’s interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal.

Unfunded commitments — The fund has participated in a transaction that involves unfunded commitments, which may obligate the fund to purchase additional shares of the applicable issuer. Under the terms of the commitments, which will expire no later than April 1, 2021, the maximum potential exposure as of September 30, 2016, was $3,916,000. Should such commitments become due in full, these amounts would represent .02% of the net assets of the fund as of September 30, 2016.

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations.

Interest rate swaps — The fund has entered into interest rate swap contracts, which are agreements to exchange one stream of future interest payments for another based on a specified notional amount. Typically, interest rate swaps exchange a fixed interest rate for a payment that floats relative to a benchmark or vice versa. The fund’s investment adviser uses interest rate swaps to seek to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. Risks may arise as a result of the fund’s investment adviser incorrectly anticipating changes in interest rates, increased volatility, reduced liquidity and the potential inability of counterparties to meet the terms of their agreements.

Upon entering into an interest rate swap contract, the fund is required to deposit cash, U.S. government securities or other liquid securities, which is known as “initial margin.” Generally, the initial margin required for a particular interest rate swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

On a daily basis, the fund’s investment adviser records daily interest accruals related to the exchange of future payments as a receivable and payable in the fund’s statement of assets and liabilities. The fund also pays or receives a “variation margin” based on the increase or decrease in the value of the interest rate swaps, including accrued interest, and records variation margin on interest rate swaps in the statement of assets and liabilities. The fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the interest rate swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from interest rate swaps are recorded in the fund’s statement of operations.

Credit default swap indices — The fund has entered into centrally cleared credit default swap agreements on credit indices (“CDSI”) that involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified return upon the occurrence of a credit event, such as a default or restructuring, with respect to any of the underlying issuers (reference obligations) in the referenced index. The fund’s investment adviser uses credit default swaps to assume exposure to a diversified portfolio of credits or to hedge against existing credit risks.

CDSI are portfolios of credit instruments or exposures designed to be representative of some part of the credit market, such as the high-yield or investment-grade credit market. CDSI are generally traded using standardized terms, including a fixed spread and standard maturity dates, and reference all the names in the index. If there is a credit event, it is settled based on that name’s weight in the index. The composition of the underlying issuers or obligations within a particular index may change periodically, usually every six months. A specified credit event may affect all or individual underlying reference obligations included in the index, and will be settled based upon the relative weighting of the affected obligation(s) within the index. The value of each CDSI can be used as a measure of the current payment/performance risk of the CDSI and represents the likelihood of an expected liability or profit should the notional amount of the CDSI be closed or sold as of the period end. An increasing value, as compared to the notional amount of the CDSI, represents a deterioration of the referenced indices’ credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. When the fund provides sell protection, its maximum exposure is the notional amount of the credit default swap agreement.

22	American High-Income Trust

Upon entering into a centrally cleared CDSI contract, the fund is required to deposit with a derivatives clearing member (“DCM”) in a segregated account in the name of the DCM an amount of cash, U.S. government securities or other liquid securities, which is known as “initial margin.” Generally, the initial margin required for a particular credit default swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract. Securities deposited as initial margin are designated on the investment portfolio.

On a daily basis, interest accruals related to the exchange of future payments are recorded as a receivable and payable in the fund’s statement of assets and liabilities. The fund also pays or receives a “variation margin” based on the increase or decrease in the value of the CDSI, and records variation margin in the statement of assets and liabilities. The fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from credit default swaps are recorded in the fund’s statement of operations.

The following tables present the financial statement impacts resulting from the fund’s use of forward currency contracts, interest rate swaps and credit default swaps as of, or for the year ended, September 30, 2016 (dollars in thousands):

		Assets		Liabilities
Contract	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Credit default swaps	Credit	Net unrealized appreciation*	$5,899	Net unrealized depreciation*	$188

		Net realized gain (loss)		Net unrealized (depreciation) appreciation
Contract	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Forward currency	Currency	Net realized gain on forward currency contracts	$1,225	Net unrealized depreciation on forward currency contracts	$(475)
Interest rate swaps	Interest	Net realized loss on interest rate swaps	(9,690)	Net unrealized appreciation on interest rate swaps	203
Credit default swaps	Credit	Net realized gain on credit default swaps	8,811	Net unrealized appreciation on credit default swaps	7,864
			$346		$7,592

*	Includes cumulative appreciation/depreciation on credit default swaps as reported in the applicable table following the fund’s investment portfolio. Only current day’s variation margin is reported within the statement of assets and liabilities.

Collateral — The fund participates in a collateral program due to its use of forward currency contracts, interest rate swaps and credit default swaps. For forward currency contracts, the program calls for the fund to either receive or pledge collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. For interest rate swaps and credit default swaps, the program calls for the fund to pledge collateral for initial and variation margin by contract. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligations.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended September 30, 2016, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2012, by state tax authorities for tax years before 2011 and by tax authorities outside the U.S. for tax years before 2014.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries are subject to

American High-Income Trust	23

non-U.S. taxes. The fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; deferred expenses; cost of investments sold; net capital losses; amortization of premiums and discounts and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended September 30, 2016, the fund reclassified $12,095,000 from distributions in excess of net investment income to accumulated net realized loss and $35,000 from distributions in excess of net investment income to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after September 30, 2011, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of September 30, 2016, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows (dollars in thousands):

Undistributed ordinary income		$26,804
Capital loss carryforward:
No expiration	$(1,449,835)
Expiring 2018*	(209,244)	(1,659,079)

Gross unrealized appreciation on investment securities		506,413
Gross unrealized depreciation on investment securities		(1,066,904)
Net unrealized appreciation on investment securities		(560,491)
Cost of investment securities		17,314,729

*	The capital loss carryforward will be used to offset any capital gains realized by the fund in the current year or in subsequent years through the expiration date. The fund will not make distributions from capital gains while a capital loss carryforward remains.

Tax-basis distributions paid or accrued for the following years to shareholders from ordinary income were as follows (dollars in thousands):

	Year ended September 30
Share class	2016		2015
Class A	$707,118		$810,371
Class B	1,482		3,534
Class C	47,302		59,031
Class F-1	39,110		49,400
Class F-2	80,482		84,735
Class 529-A	18,386		20,821
Class 529-B	99		239
Class 529-C	5,449		6,418
Class 529-E	984		1,111
Class 529-F-1	1,388		1,442
Class R-1	915		1,148
Class R-2	9,513		10,949
Class R-2E	93		1
Class R-3	11,322		13,777
Class R-4	10,237		12,457
Class R-5E*	—	†
Class R-5	5,217		6,460
Class R-6	68,481		62,776
Total	$1,007,578		$1,144,670

*	Class R-5E shares were offered beginning November 20, 2015.
†	Amount less than one thousand.

24	American High-Income Trust

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.300% on the first $60 million of daily net assets and decreasing to 0.132% on such assets in excess of $21 billion. The agreement also provides for monthly fees, accrued daily, based on a series of decreasing rates beginning with 3.00% on the first $8,333,333 of the fund’s monthly gross income and decreasing to 1.50% on such income in excess of $50 million. For the year ended September 30, 2016, the investment advisory services fee was $47,487,000, which was equivalent to an annualized rate of 0.291% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of September 30, 2016, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement, Class A shares pay an annual fee of 0.01% and Class C, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the 529 college savings plan. From October 1, 2015 to June 30, 2016, the quarterly fee was based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.05% on such assets in excess of $70 billion. Effective July 1, 2016, the quarterly fee was amended to annual rates of 0.10% on the first $20 billion of the net assets invested in the Class 529 shares of the American Funds, 0.05% on such assets between $20 billion and $100 billion, and 0.03% on such assets over $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the

American High-Income Trust	25

last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

For the year ended September 30, 2016, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services		Administrative services		529 plan services
Class A	$27,849	$17,575		$1,142		Not applicable
Class B	263	46		Not applicable		Not applicable
Class C	8,713	1,370		437		Not applicable
Class F-1	1,570	880		317		Not applicable
Class F-2	Not applicable	1,476		623		Not applicable
Class 529-A	685	415		151		$253
Class 529-B	18	3		1		1
Class 529-C	1,001	151		51		86
Class 529-E	82	11		8		14
Class 529-F-1	—	30		11		18
Class R-1	168	25		8		Not applicable
Class R-2	1,312	737		88		Not applicable
Class R-2E	10	3		1		Not applicable
Class R-3	961	391		97		Not applicable
Class R-4	411	198		83		Not applicable
Class R-5E*	Not applicable	—	†	—	†	Not applicable
Class R-5	Not applicable	51		40		Not applicable
Class R-6	Not applicable	22		524		Not applicable
Total class-specific expenses	$43,043	$23,384		$3,582		$372

*	Class R-5E shares were offered beginning November 20, 2015.
†	Amount less than one thousand.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $169,000 in the fund’s statement of operations reflects $146,000 in current fees (either paid in cash or deferred) and a net increase of $23,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Security transactions with related funds — The fund may purchase from, or sell securities to, other CRMC-managed funds (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act.

8. Committed line of credit

The fund participates with other funds managed by CRMC in a $500 million credit facility (the “line of credit”) to be utilized for temporary purposes to support shareholder redemptions. The fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which are reflected in other expenses in the fund’s statement of operations. The fund did not borrow on this line of credit at any time during the year ended September 30, 2016.

26	American High-Income Trust

9. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales[1]		Reinvestments of dividends				Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended September 30, 2016

Class A	$1,366,457	141,284	$665,752		68,766		$(2,551,946)	(264,855)	$(519,737)	(54,805)
Class B	711	74	1,420		147		(28,717)	(2,976)	(26,586)	(2,755)
Class C	117,761	12,133	44,189		4,569		(282,911)	(29,404)	(120,961)	(12,702)
Class F-1	311,691	32,355	37,616		3,885		(405,111)	(41,974)	(55,804)	(5,734)
Class F-2	881,040	90,568	75,707		7,825		(1,113,122)	(113,605)	(156,375)	(15,212)
Class 529-A	37,442	3,875	18,288		1,889		(64,427)	(6,671)	(8,697)	(907)
Class 529-B	92	10	98		10		(2,163)	(225)	(1,973)	(205)
Class 529-C	13,295	1,377	5,416		560		(26,584)	(2,759)	(7,873)	(822)
Class 529-E	1,949	202	979		101		(3,358)	(347)	(430)	(44)
Class 529-F-1	5,208	539	1,381		143		(4,832)	(501)	1,757	181
Class R-1	2,544	264	904		93		(6,783)	(701)	(3,335)	(344)
Class R-2	42,110	4,361	9,399		971		(56,326)	(5,837)	(4,817)	(505)
Class R-2E	3,306	346	92		9		(681)	(70)	2,717	285
Class R-3	52,396	5,418	11,225		1,161		(84,525)	(8,752)	(20,904)	(2,173)
Class R-4	44,599	4,606	10,168		1,051		(80,643)	(8,361)	(25,876)	(2,704)
Class R-5E2	10	1	—		—		—	—	10	1
Class R-5	27,495	2,869	5,191		537		(47,748)	(4,958)	(15,062)	(1,552)
Class R-6	220,130	22,882	68,407		7,061		(200,701)	(21,468)	87,836	8,475
Total net increase (decrease)	$3,128,236	323,164	$956,232		98,778		$(4,960,578)	(513,464)	$(876,110)	(91,522)

Year ended September 30, 2015

Class A	$1,402,305	130,451	$761,678		71,186		$(2,854,879)	(266,273)	$(690,896)	(64,636)
Class B	2,105	195	3,382		315		(51,467)	(4,775)	(45,980)	(4,265)
Class C	159,501	14,795	55,260		5,160		(356,912)	(33,278)	(142,151)	(13,323)
Class F-1	205,923	19,129	47,724		4,453		(411,600)	(38,308)	(157,953)	(14,726)
Class F-2	904,278	84,306	77,231		7,221		(861,762)	(80,440)	119,747	11,087
Class 529-A	39,665	3,686	20,713		1,936		(74,327)	(6,967)	(13,949)	(1,345)
Class 529-B	255	24	236		22		(3,560)	(331)	(3,069)	(285)
Class 529-C	15,089	1,401	6,382		596		(31,617)	(2,961)	(10,146)	(964)
Class 529-E	2,434	226	1,103		103		(4,489)	(423)	(952)	(94)
Class 529-F-1	5,123	477	1,428		134		(7,251)	(675)	(700)	(64)
Class R-1	4,306	401	1,128		105		(7,701)	(717)	(2,267)	(211)
Class R-2	46,621	4,342	10,823		1,011		(74,643)	(6,962)	(17,199)	(1,609)
Class R-2E	8	1	—	[3]	—	[3]	—	—	8	1
Class R-3	105,762	9,738	13,683		1,278		(138,233)	(12,862)	(18,788)	(1,846)
Class R-4	53,228	4,953	12,386		1,157		(91,637)	(8,540)	(26,023)	(2,430)
Class R-5	34,416	3,198	6,411		599		(52,013)	(4,855)	(11,186)	(1,058)
Class R-6	434,919	40,319	62,507		5,861		(130,483)	(12,143)	366,943	34,037
Total net increase (decrease)	$3,415,938	317,642	$1,082,075		101,137		$(5,152,574)	(480,510)	$(654,561)	(61,731)

[1]	Includes exchanges between share classes of the fund.
[2]	Class R-5E shares were offered beginning November 20, 2015.
[3]	Amount less than one thousand.

10. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $11,323,757,000 and $12,205,445,000, respectively, during the year ended September 30, 2016.

American High-Income Trust	27

Financial highlights

		Income (loss) from investment operations[1]
	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimbursements	Ratio of expenses to average net assets after reimbursements[3]	Ratio of net income to average net assets[3]
Class A:
Year ended 9/30/2016	$9.83	$.61	$.34	$.95	$(.60)	$10.18	10.15%	$11,897	.71%	.71%	6.28%
Year ended 9/30/2015	11.09	.64	(1.25)	(.61)	(.65)	9.83	(5.84)	12,033	.67	.67	5.94
Year ended 9/30/2014	11.22	.68	(.13)	.55	(.68)	11.09	4.93	14,286	.66	.66	5.99
Year ended 9/30/2013	11.18	.72	.06	.78	(.74)	11.22	7.10	14,178	.66	.66	6.37
Year ended 9/30/2012	10.36	.78	.86	1.64	(.82)	11.18	16.35	13,822	.69	.69	7.17
Class B:
Year ended 9/30/2016	9.83	.53	.34	.87	(.52)	10.18	9.32	15	1.48	1.48	5.65
Year ended 9/30/2015	11.09	.56	(1.25)	(.69)	(.57)	9.83	(6.54)	42	1.42	1.42	5.20
Year ended 9/30/2014	11.22	.60	(.13)	.47	(.60)	11.09	4.16	94	1.41	1.41	5.26
Year ended 9/30/2013	11.18	.63	.06	.69	(.65)	11.22	6.29	143	1.43	1.43	5.63
Year ended 9/30/2012	10.36	.70	.86	1.56	(.74)	11.18	15.49	204	1.44	1.44	6.47
Class C:
Year ended 9/30/2016	9.83	.53	.34	.87	(.52)	10.18	9.28	871	1.51	1.51	5.49
Year ended 9/30/2015	11.09	.55	(1.25)	(.70)	(.56)	9.83	(6.59)	967	1.47	1.47	5.14
Year ended 9/30/2014	11.22	.59	(.13)	.46	(.59)	11.09	4.11	1,238	1.46	1.46	5.20
Year ended 9/30/2013	11.18	.63	.06	.69	(.65)	11.22	6.25	1,330	1.48	1.48	5.56
Year ended 9/30/2012	10.36	.70	.86	1.56	(.74)	11.18	15.43	1,418	1.48	1.48	6.38
Class F-1:
Year ended 9/30/2016	9.83	.61	.34	.95	(.60)	10.18	10.12	643	.74	.74	6.26
Year ended 9/30/2015	11.09	.63	(1.25)	(.62)	(.64)	9.83	(5.87)	677	.70	.70	5.91
Year ended 9/30/2014	11.22	.68	(.13)	.55	(.68)	11.09	4.87	927	.71	.71	5.96
Year ended 9/30/2013	11.18	.71	.06	.77	(.73)	11.22	7.03	1,418	.73	.73	6.32
Year ended 9/30/2012	10.36	.78	.86	1.64	(.82)	11.18	16.32	1,584	.71	.71	7.14
Class F-2:
Year ended 9/30/2016	9.83	.63	.34	.97	(.62)	10.18	10.41	1,171	.48	.48	6.53
Year ended 9/30/2015	11.09	.66	(1.25)	(.59)	(.67)	9.83	(5.64)	1,281	.45	.45	6.15
Year ended 9/30/2014	11.22	.71	(.13)	.58	(.71)	11.09	5.15	1,322	.44	.44	6.21
Year ended 9/30/2013	11.18	.74	.06	.80	(.76)	11.22	7.32	935	.46	.46	6.58
Year ended 9/30/2012	10.36	.81	.86	1.67	(.85)	11.18	16.62	903	.46	.46	7.37
Class 529-A:
Year ended 9/30/2016	9.83	.60	.34	.94	(.59)	10.18	10.05	314	.81	.81	6.18
Year ended 9/30/2015	11.09	.63	(1.25)	(.62)	(.64)	9.83	(5.93)	312	.76	.76	5.84
Year ended 9/30/2014	11.22	.67	(.13)	.54	(.67)	11.09	4.83	367	.75	.75	5.89
Year ended 9/30/2013	11.18	.71	.06	.77	(.73)	11.22	7.00	357	.76	.76	6.27
Year ended 9/30/2012	10.36	.78	.86	1.64	(.82)	11.18	16.26	341	.77	.77	7.08
Class 529-B:
Year ended 9/30/2016	9.83	.52	.34	.86	(.51)	10.18	9.18	1	1.62	1.62	5.52
Year ended 9/30/2015	11.09	.54	(1.25)	(.71)	(.55)	9.83	(6.66)	3	1.55	1.55	5.07
Year ended 9/30/2014	11.22	.58	(.13)	.45	(.58)	11.09	4.02	6	1.55	1.55	5.12
Year ended 9/30/2013	11.18	.62	.06	.68	(.64)	11.22	6.16	10	1.56	1.56	5.50
Year ended 9/30/2012	10.36	.69	.86	1.55	(.73)	11.18	15.34	13	1.57	1.57	6.32

28	American High-Income Trust

		Income (loss) from investment operations[1]
	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimbursements		Ratio of expenses to average net assets after reimbursements[3]		Ratio of net income to average net assets[3]
Class 529-C:
Year ended 9/30/2016	$9.83	$.53	$.34	$.87	$(.52)	$10.18	9.22%	$104		1.57%		1.57%		5.43%
Year ended 9/30/2015	11.09	.55	(1.25)	(.70)	(.56)	9.83	(6.65)	108		1.53		1.53		5.07
Year ended 9/30/2014	11.22	.58	(.13)	.45	(.58)	11.09	4.03	133		1.53		1.53		5.12
Year ended 9/30/2013	11.18	.62	.06	.68	(.64)	11.22	6.17	132		1.55		1.55		5.49
Year ended 9/30/2012	10.36	.69	.86	1.55	(.73)	11.18	15.35	128		1.56		1.56		6.29
Class 529-E:
Year ended 9/30/2016	9.83	.58	.34	.92	(.57)	10.18	9.85	17		1.00		1.00		5.99
Year ended 9/30/2015	11.09	.61	(1.25)	(.64)	(.62)	9.83	(6.12)	17		.97		.97		5.63
Year ended 9/30/2014	11.22	.65	(.13)	.52	(.65)	11.09	4.60	20		.98		.98		5.67
Year ended 9/30/2013	11.18	.68	.06	.74	(.70)	11.22	6.75	20		.99		.99		6.04
Year ended 9/30/2012	10.36	.75	.86	1.61	(.79)	11.18	15.97	19		1.02		1.02		6.83
Class 529-F-1:
Year ended 9/30/2016	9.83	.62	.34	.96	(.61)	10.18	10.30	24		.58		.58		6.40
Year ended 9/30/2015	11.09	.65	(1.25)	(.60)	(.66)	9.83	(5.71)	22		.54		.54		6.07
Year ended 9/30/2014	11.22	.70	(.13)	.57	(.70)	11.09	5.06	25		.53		.53		6.11
Year ended 9/30/2013	11.18	.73	.06	.79	(.75)	11.22	7.22	23		.54		.54		6.48
Year ended 9/30/2012	10.36	.80	.86	1.66	(.84)	11.18	16.50	20		.56		.56		7.28
Class R-1:
Year ended 9/30/2016	9.83	.53	.34	.87	(.52)	10.18	9.29	16		1.50		1.50		5.51
Year ended 9/30/2015	11.09	.55	(1.25)	(.70)	(.56)	9.83	(6.58)	19		1.46		1.46		5.15
Year ended 9/30/2014	11.22	.59	(.13)	.46	(.59)	11.09	4.11	24		1.46		1.46		5.19
Year ended 9/30/2013	11.18	.63	.06	.69	(.65)	11.22	6.25	24		1.47		1.47		5.56
Year ended 9/30/2012	10.36	.70	.86	1.56	(.74)	11.18	15.42	25		1.50		1.50		6.36
Class R-2:
Year ended 9/30/2016	9.83	.53	.34	.87	(.52)	10.18	9.27	184		1.52		1.52		5.47
Year ended 9/30/2015	11.09	.55	(1.25)	(.70)	(.56)	9.83	(6.60)	183		1.48		1.48		5.13
Year ended 9/30/2014	11.22	.59	(.13)	.46	(.59)	11.09	4.06	224		1.50		1.50		5.15
Year ended 9/30/2013	11.18	.63	.06	.69	(.65)	11.22	6.26	231		1.47		1.47		5.57
Year ended 9/30/2012	10.36	.69	.86	1.55	(.73)	11.18	15.38	232		1.54		1.54		6.32
Class R-2E:
Year ended 9/30/2016	9.83	.57	.34	.91	(.56)	10.18	9.72	3		1.16		1.16		5.66
Year ended 9/30/2015	11.09	.63	(1.25)	(.62)	(.64)	9.83	(5.94)[4]	—	[5]	.79	[4]	.79	[4]	5.76	[4]
Period from 8/29/2014 to 9/30/2014[6,7]	11.40	.06	(.31)	(.25)	(.06)	11.09	(2.20)[4,8]	—	[5]	.04	[4,8]	.04	[4,8]	.51	[4,8]
Class R-3:
Year ended 9/30/2016	9.83	.58	.34	.92	(.57)	10.18	9.78	195		1.06		1.06		5.95
Year ended 9/30/2015	11.09	.60	(1.25)	(.65)	(.61)	9.83	(6.16)	209		1.01		1.01		5.61
Year ended 9/30/2014	11.22	.64	(.13)	.51	(.64)	11.09	4.57	256		1.01		1.01		5.65
Year ended 9/30/2013	11.18	.68	.06	.74	(.70)	11.22	6.74	310		1.01		1.01		6.04
Year ended 9/30/2012	10.36	.75	.86	1.61	(.79)	11.18	15.96	352		1.03		1.03		6.84

See page 30 for footnotes.

American High-Income Trust	29

Financial highlights (continued)

		Income (loss) from investment operations[1]
	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimbursements		Ratio of expenses to average net assets after reimbursements[3]		Ratio of net income to average net assets[3]
Class R-4:
Year ended 9/30/2016	$9.83	$.61	$.34	$.95	$(.60)	$10.18	10.13%	$159		.73%		.73%		6.29%
Year ended 9/30/2015	11.09	.64	(1.25)	(.61)	(.65)	9.83	(5.86)	180		.69		.69		5.93
Year ended 9/30/2014	11.22	.68	(.13)	.55	(.68)	11.09	4.90	230		.69		.69		5.96
Year ended 9/30/2013	11.18	.72	.06	.78	(.74)	11.22	7.06	230		.70		.70		6.34
Year ended 9/30/2012	10.36	.78	.86	1.64	(.82)	11.18	16.32	232		.72		.72		7.16
Class R-5E:
Period from 11/20/2015 to 9/30/2016[6,9]	9.70	.53	.47	1.00	(.52)	10.18	10.70 [8]	—	[5]	.58	[10]	.57	[10]	6.37	[10]
Class R-5:
Year ended 9/30/2016	9.83	.64	.34	.98	(.63)	10.18	10.47	76		.42		.42		6.61
Year ended 9/30/2015	11.09	.67	(1.25)	(.58)	(.68)	9.83	(5.58)	88		.39		.39		6.23
Year ended 9/30/2014	11.22	.71	(.13)	.58	(.71)	11.09	5.21	111		.39		.39		6.30
Year ended 9/30/2013	11.18	.75	.06	.81	(.77)	11.22	7.38	224		.40		.40		6.66
Year ended 9/30/2012	10.36	.81	.86	1.67	(.85)	11.18	16.67	290		.41		.41		7.44
Class R-6:
Year ended 9/30/2016	9.83	.64	.34	.98	(.63)	10.18	10.54	1,169		.36		.36		6.62
Year ended 9/30/2015	11.09	.67	(1.25)	(.58)	(.68)	9.83	(5.53)	1,046		.34		.34		6.26
Year ended 9/30/2014	11.22	.72	(.13)	.59	(.72)	11.09	5.26	803		.34		.34		6.29
Year ended 9/30/2013	11.18	.76	.06	.82	(.78)	11.22	7.43	472		.35		.35		6.66
Year ended 9/30/2012	10.36	.82	.86	1.68	(.86)	11.18	16.72	226		.36		.36		7.44

	Year ended September 30
	2016	2015	2014	2013	2012
Portfolio turnover rate for all share classes	76%	49%	62%	61%	38%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain reimbursements from CRMC. During some of the periods shown, CRMC paid a portion of the fund’s transfer agent fees for certain retirement plan share classes.
[4]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[5]	Amount less than $1 million.
[6]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[7]	Class R-2E shares were offered beginning August 29, 2014.
[8]	Not annualized.
[9]	Class R-5E shares were offered beginning November 20, 2015.
[10]	Annualized.

See Notes to Financial Statements

30	American High-Income Trust

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of American High-Income Trust:

We have audited the accompanying statement of assets and liabilities of American High-Income Trust (the “Fund”), including the summary investment portfolio, as of September 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with the custodian, brokers, and agent banks; where replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American High-Income Trust as of September 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California
November 14, 2016

American High-Income Trust	31

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (April 1, 2016, through September 30, 2016).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

32	American High-Income Trust

	Beginning account value 4/1/2016	Ending account value 9/30/2016	Expenses paid during period*	Annualized expense ratio
Class A - actual return	$1,000.00	$1,106.69	$3.75	.71%
Class A - assumed 5% return	1,000.00	1,021.51	3.60	.71
Class B - actual return	1,000.00	1,102.56	7.75	1.47
Class B - assumed 5% return	1,000.00	1,017.70	7.44	1.47
Class C - actual return	1,000.00	1,102.40	7.91	1.50
Class C - assumed 5% return	1,000.00	1,017.55	7.59	1.50
Class F-1 - actual return	1,000.00	1,106.56	3.91	.74
Class F-1 - assumed 5% return	1,000.00	1,021.36	3.75	.74
Class F-2 - actual return	1,000.00	1,108.01	2.48	.47
Class F-2 - assumed 5% return	1,000.00	1,022.71	2.38	.47
Class 529-A - actual return	1,000.00	1,106.27	4.17	.79
Class 529-A - assumed 5% return	1,000.00	1,021.11	4.00	.79
Class 529-B - actual return	1,000.00	1,101.95	8.33	1.58
Class 529-B - assumed 5% return	1,000.00	1,017.15	7.99	1.58
Class 529-C - actual return	1,000.00	1,102.13	8.12	1.54
Class 529-C - assumed 5% return	1,000.00	1,017.35	7.79	1.54
Class 529-E - actual return	1,000.00	1,105.22	5.17	.98
Class 529-E - assumed 5% return	1,000.00	1,020.16	4.96	.98
Class 529-F-1 - actual return	1,000.00	1,107.55	2.96	.56
Class 529-F-1 - assumed 5% return	1,000.00	1,022.26	2.84	.56
Class R-1 - actual return	1,000.00	1,102.41	7.85	1.49
Class R-1 - assumed 5% return	1,000.00	1,017.60	7.54	1.49
Class R-2 - actual return	1,000.00	1,102.68	7.64	1.45
Class R-2 - assumed 5% return	1,000.00	1,017.80	7.33	1.45
Class R-2E - actual return	1,000.00	1,104.10	6.28	1.19
Class R-2E - assumed 5% return	1,000.00	1,019.10	6.02	1.19
Class R-3 - actual return	1,000.00	1,104.90	5.49	1.04
Class R-3 - assumed 5% return	1,000.00	1,019.85	5.27	1.04
Class R-4 - actual return	1,000.00	1,106.64	3.80	.72
Class R-4 - assumed 5% return	1,000.00	1,021.46	3.65	.72
Class R-5E - actual return	1,000.00	1,107.32	3.06	.58
Class R-5E - assumed 5% return	1,000.00	1,022.16	2.94	.58
Class R-5 - actual return	1,000.00	1,108.32	2.22	.42
Class R-5 - assumed 5% return	1,000.00	1,022.96	2.13	.42
Class R-6 - actual return	1,000.00	1,108.67	1.85	.35
Class R-6 - assumed 5% return	1,000.00	1,023.31	1.78	.35

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended September 30, 2016:

Qualified dividend income	$40,157,000
Corporate dividends received deduction	$22,820,000
U.S. government income that may be exempt from state taxation	$3,404,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2017, to determine the calendar year amounts to be included on their 2016 tax returns. Shareholders should consult their tax advisors.

American High-Income Trust	33

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
William H. Baribault, 1945	2010	CEO and President, Richard Nixon Foundation; Chairman of the Board and CEO, Oakwood Enterprises (private investment and consulting)	81	General Finance Corporation
James G. Ellis, 1947	2006	Dean and Professor of Marketing, Marshall School of Business, University of Southern California	81	Mercury General Corporation
Leonard R. Fuller, 1946	1994	Private investor; former President and CEO, Fuller Consulting (financial management consulting)	81	None
R. Clark Hooper, 1946	2005	Private investor	81	None
Chairman of the Board (Independent and Non-Executive)
Merit E. Janow, 1958	2010	Dean and Professor, Columbia University, School of International and Public Affairs	80	MasterCard Incorporated; Trimble Navigation Limited
Laurel B. Mitchell, PhD, 1955	2010	Distinguished Professor of Accounting, University of Redlands; former Director, Accounting Program, University of Redlands	77	None
Frank M. Sanchez, 1943	1999	Principal, The Sanchez Family Corporation dba McDonald’s Restaurants (McDonald’s licensee)	77	None
Margaret Spellings, 1957	2010	President, The University of North Carolina; former President, George W. Bush Foundation; former President and CEO, Margaret Spellings & Company (public policy and strategic consulting); former President, U.S. Chamber Foundation and Senior Advisor to the President and CEO, U.S. Chamber of Commerce	82	ClubCorp Holdings, Inc.
Steadman Upham, PhD, 1949	2007	President and University Professor, The University of Tulsa	80	None

Interested trustees4,5

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
John H. Smet, 1956 Vice Chairman of the Board	2011	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Director, Capital Research and Management Company	23	None
Michael C. Gitlin, 1970	2015	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.;[6] served as Head of Fixed Income at a large investment management firm prior to joining Capital Research and Management Company in 2015	19	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

34	American High-Income Trust

Other officers5

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
David C. Barclay, 1956 President	1995	Partner — Capital Fixed Income Investors, Capital Research and Management Company
David A. Daigle, 1967 Senior Vice President	2008	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Partner — Capital Fixed Income Investors, Capital Bank and Trust Company[6]
Abner D. Goldstine, 1929 Senior Vice President	2015	Partner — Capital Fixed Income Investors, Capital Research and Management Company
Laurentius Harrer, 1965 Senior Vice President	2015	Partner — Capital Fixed Income Investors, Capital Research and Management Company;
Partner — Capital Fixed Income Investors, Capital Bank and Trust Company[6]
		Partner — Capital Fixed Income Investors, Capital Guardian Trust Company[6]
Kristine M. Nishiyama, 1970 Senior Vice President	2003	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Senior Vice President and General Counsel, Capital Bank and Trust Company[6]
Thomas H. Chow, 1966 Vice President	2015	Vice President — Capital Fixed Income Investors, Capital Research and Management Company
Steven I. Koszalka, 1964 Secretary	2010	Vice President — Fund Business Management Group, Capital Research and Management Company
Brian C. Janssen, 1972 Treasurer	2012	Vice President — Investment Operations, Capital Research and Management Company
Jane Y. Chung, 1974 Assistant Secretary	2014	Associate — Fund Business Management Group, Capital Research and Management Company
Dori Laskin, 1951 Assistant Treasurer	2010	Vice President — Investment Operations, Capital Research and Management Company
Gregory F. Niland, 1971 Assistant Treasurer	2015	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[5]	All of the directors/trustees and/or officers listed, except David A. Daigle, Jennifer L. Hinman and Richard N. Lewis, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

American High-Income Trust	35

Offices of the fund and of the investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive Irvine,
CA 92618-4518

Transfer agent for shareholder accounts
American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel
Morgan, Lewis & Bockius LLP
300 South Grand Avenue, 22nd Floor
Los Angeles, CA 90071-3132

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

36	American High-Income Trust

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete September 30, 2016, portfolio of American High-Income Trust’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

American High-Income Trust files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of American High-Income Trust, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2016, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The American Funds Advantage®

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment experience, including 22 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital SystemSM
The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

Superior long-term track record
Our equity funds have beaten their Lipper peer indexes in 91% of 10-year periods and 95% of 20-year periods. Our fixed income funds have beaten their Lipper indexes in 58% of 10-year periods and 58% of 20-year periods.[2] Our fund management fees have been among the lowest in the industry.[3]

[1] Portfolio manager experience as of December 31, 2015.
[2] Based on Class A share results for rolling periods through December 31, 2015. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used).
[3] On average, our management fees were in the lowest quintile 68% of the time, based on the 20-year period ended December 31, 2015, versus comparable Lipper categories, excluding funds of funds.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-9225 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Laurel B. Mitchell, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2015	$162,000
2016	$169,000

b) Audit-Related Fees:
2015	$ 7,000
2016	$ 5,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2015	None
2016	$8,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns including returns relating to the Registrant’s investments in non-U.S. jurisdictions.

d) All Other Fees:
2015	None
2016	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2015	$1,148,000
2016	$1,169,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2015	None
2016	None
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2015	$ 5,000
2016	$ 3,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,450,000 for fiscal year 2015 and $1,235,000 for fiscal year 2016. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

American High-Income Trust®
Investment portfolio
September 30, 2016
Bonds, notes & other debt instruments 91.25% Corporate bonds & notes 89.89% Energy 14.62%	Principal amount (000)	Value (000)
American Energy (Marcellus), Term Loan A, 8.50% 2021[1,2,3]	$33,833	$2,918
American Energy (Marcellus), Term Loan B, 5.25% 2020[1,2,3]	47,750	26,501
American Energy (Permian Basin) 7.125% 2020[4]	45,960	32,747
American Energy (Permian Basin) 7.375% 2021[4]	12,305	8,767
Antero Resources Corp. 5.375% 2024[4]	24,665	25,035
Ascent Resources Utica, LLC, 15.00% 2019[1,2,3,5,6]	12,399	4,712
Baytex Energy Corp. 5.125% 2021[4]	6,450	5,402
Blue Racer Midstream LLC / Blue Racer Finance Corp. 6.125% 2022[4]	71,520	70,268
California Resources Corp., Term Loan B1, 11.375% 2021[1,2,3]	9,525	10,029
Cheniere Energy, Inc. 7.00% 2024[4]	16,110	17,479
Chesapeake Energy Corp. 3.930% 2019[3]	48,975	46,036
Chesapeake Energy Corp. 4.875% 2022	30,425	25,709
Chesapeake Energy Corp. 8.00% 2022[4]	11,558	11,731
Chesapeake Energy Corp., Term Loan, 8.50% 2021[1,2,3]	28,000	29,414
Concho Resources Inc. 5.50% 2023	9,650	10,000
CONSOL Energy Inc. 5.875% 2022	79,212	73,271
DCP Midstream Operating LP 4.95% 2022	31,458	32,205
DCP Midstream Operating LP 3.875% 2023	15,265	14,654
Denbury Resources Inc. 9.00% 2021[4]	14,920	15,703
Diamond Offshore Drilling, Inc. 4.875% 2043	14,960	10,467
Ecopetrol SA 5.875% 2045	10,350	9,574
Enbridge Energy Partners, LP 4.375% 2020	5,830	6,155
Enbridge Energy Partners, LP 5.875% 2025	6,035	6,954
Enbridge Energy Partners, LP 7.375% 2045	26,100	33,184
Energy Transfer Partners, LP 7.50% 2020	28,440	31,355
Energy Transfer Partners, LP 5.875% 2024	26,915	28,059
Energy Transfer Partners, LP 4.75% 2026	3,400	3,521
Energy Transfer Partners, LP 5.50% 2027	31,051	31,051
EnLink Midstream Partners, LP 5.05% 2045	6,020	5,360
Ensco PLC 5.75% 2044	29,320	18,052
EP Energy Corp. 9.375% 2020	18,250	13,049
EP Energy Corp. 6.375% 2023	4,400	2,640
Extraction Oil & Gas Holdings LLC 7.875% 2021[4]	29,625	30,884
Genesis Energy, LP 6.75% 2022	20,100	20,811
Holly Energy Partners, LP 6.00% 2024[4]	15,815	16,448
Jupiter Resources Inc. 8.50% 2022[4]	40,850	34,518
Kinder Morgan Energy Partners, LP 5.40% 2044	325	328
Kinder Morgan, Inc. 4.30% 2025	9,375	9,766
Kinder Morgan, Inc. 5.55% 2045	10,721	11,063
Laredo Petroleum, Inc. 5.625% 2022	4,825	4,704
Laredo Petroleum, Inc. 7.375% 2022	8,450	8,777
Magellan Midstream Partners, LP 4.25% 2046	11,010	10,999
Matador Resources Co. 6.875% 2023	725	754
MPLX LP 4.50% 2023	3,500	3,575
Murphy Oil Corp. 6.875% 2024	18,625	19,283
Murray Energy Corp., Term Loan B1, 7.75% 2017[1,2,3]	5,699	5,521
American High-Income Trust — Page 1 of 20

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Energy (continued)	Principal amount (000)	Value (000)
Newfield Exploration Co. 5.625% 2024	$6,300	$6,489
NGL Energy Partners LP 5.125% 2019	16,050	15,167
NGL Energy Partners LP 6.875% 2021	52,707	50,203
NGPL PipeCo LLC 7.119% 2017[4]	148,860	156,303
NGPL PipeCo LLC 9.625% 2019[4]	99,015	104,585
NGPL PipeCo LLC 7.768% 2037[4]	19,880	21,669
NGPL PipeCo LLC, Term Loan B, 6.75% 2017[1,2,3]	1,625	1,627
Noble Corp. PLC 5.25% 2018	375	370
Noble Corp. PLC 7.20% 2025	18,435	14,610
Noble Corp. PLC 8.20% 2045	20,290	14,482
Oasis Petroleum Inc. 6.50% 2021	2,750	2,640
Odebrecht Drilling Norbe VIII/IX Ltd 6.35% 2021[2,4]	4,740	1,493
Odebrecht Offshore Drilling Finance Ltd. 6.75% 2022[2,4]	10,493	2,046
ONEOK, Inc. 4.25% 2022	11,300	11,131
ONEOK, Inc. 7.50% 2023	9,475	10,636
Parsley Energy, Inc. 6.25% 2024[4]	2,550	2,646
PBF Energy Inc. 7.00% 2023[4]	9,050	8,575
PDC Energy Inc. 7.75% 2022	66,275	71,080
Peabody Energy Corp. 6.00% 2018[7]	175,200	42,486
Peabody Energy Corp. 6.50% 2020[7]	5,500	1,334
Peabody Energy Corp. 6.25% 2021[7]	50,065	12,141
Peabody Energy Corp., Term Loan, 10.00% 2017[1,2,3]	8,000	8,400
Petrobras Global Finance Co. 3.00% 2019	21,658	21,279
Petrobras Global Finance Co. 8.375% 2021	21,360	23,458
Petrobras Global Finance Co. 6.25% 2024	3,715	3,641
Petrobras Global Finance Co. 8.75% 2026	13,100	14,508
Petrobras Global Finance Co. 6.85% 2115	11,500	9,787
Petrobras International Finance Co. 5.75% 2020	25,705	26,553
Petróleos Mexicanos 4.625% 2023[4]	12,000	12,074
Petróleos Mexicanos 6.875% 2026[4]	13,275	15,000
QGOG Atlantic/Alaskan Rigs Ltd. 5.25% 2019[2,4]	2,950	2,581
QGOG Constellation SA 6.25% 2019[4]	90,420	41,593
Range Resources Corp. 5.00% 2023[4]	9,950	9,776
Range Resources Corp. 4.875% 2025	19,275	18,600
Regency Energy Partners LP and Regency Energy Finance Corp. 6.50% 2021	27,065	28,009
Regency Energy Partners LP and Regency Energy Finance Corp. 5.00% 2022	1,935	2,045
Regency Energy Partners LP and Regency Energy Finance Corp. 5.50% 2023	15,225	15,735
Rice Energy Inc. 6.25% 2022	8,600	8,923
Rice Energy Inc. 7.25% 2023	7,525	8,089
Sabine Pass Liquefaction, LLC 5.625% 2021	65,825	70,350
Sabine Pass Liquefaction, LLC 5.75% 2024	41,590	44,969
Sabine Pass Liquefaction, LLC 5.625% 2025	37,850	40,831
Sabine Pass Liquefaction, LLC 5.00% 2027[4]	42,440	43,607
Sabine Pass LNG, LP 7.50% 2016	1,500	1,513
Sabine Pass LNG, LP 6.50% 2020	1,500	1,553
Sabine Pass LNG, LP 5.875% 2026[4]	3,350	3,654
Seven Generations Energy Ltd. 6.75% 2023[4]	18,775	19,573
SM Energy Co. 5.625% 2025	33,350	31,516
SM Energy Co. 6.75% 2026	6,000	6,071
Southwestern Energy Co. 4.10% 2022	38,175	34,835
Southwestern Energy Co. 6.70% 2025	14,945	15,001
Sunoco LP 5.50% 2020[4]	13,600	13,719
Sunoco LP 6.25% 2021[4]	38,190	39,431
Tallgrass Energy Partners, LP 5.50% 2024[4]	9,225	9,317
American High-Income Trust — Page 2 of 20

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Energy (continued)	Principal amount (000)	Value (000)
Targa Resources Corp. 4.125% 2019	$29,385	$29,943
Targa Resources Corp. 5.125% 2025[4]	16,150	16,211
Targa Resources Partners LP 6.75% 2024	15,000	16,125
Targa Resources Partners LP 5.375% 2027[4]	16,150	16,291
Teekay Corp. 8.50% 2020	103,630	90,158
Tesoro Logistics LP 5.50% 2019	20,360	21,785
Tesoro Logistics LP 6.125% 2021	2,400	2,511
Tesoro Logistics LP 6.25% 2022	8,535	9,154
Tesoro Logistics LP 6.375% 2024	10,320	11,120
TransCanada PipeLines Ltd., junior subordinated 6.35% 2067	10,295	8,215
Transocean Inc. 3.75% 2017	825	833
Transocean Inc. 8.125% 2021	14,800	14,208
Transocean Inc. 9.00% 2023[4]	42,875	41,910
Weatherford International PLC 7.75% 2021	13,450	13,366
Weatherford International PLC 4.50% 2022	23,980	20,383
Weatherford International PLC 8.25% 2023	46,550	46,201
Weatherford International PLC 6.75% 2040	22,370	16,098
Williams Companies, Inc. 3.70% 2023	28,710	27,992
Williams Partners LP 3.60% 2022	2,795	2,847
YPF Sociedad Anónima 8.50% 2021[4]	19,650	21,979
		2,464,467
Health care 13.89%
Alere Inc. 6.50% 2020	4,340	4,362
AMN Healthcare Services, Inc. 5.125% 2024[4]	9,125	9,239
Centene Corp. 5.75% 2017	9,345	9,590
Centene Corp. 5.625% 2021	46,195	49,198
Centene Corp. 4.75% 2022	62,200	64,532
Centene Corp. 6.125% 2024	38,594	41,971
Community Health Systems Inc. 5.125% 2021	9,935	9,860
Concordia Healthcare Corp., Term Loan B, 5.25% 2021[1,2,3]	5,692	5,114
Concordia Healthcare Corp. 9.50% 2022[4]	52,927	36,917
Concordia Healthcare Corp. 7.00% 2023[4]	18,588	11,989
ConvaTec Finance International SA 8.25% 2019[4,6]	25,175	25,150
DaVita HealthCare Partners Inc. 5.125% 2024	7,840	8,011
DaVita HealthCare Partners Inc. 5.00% 2025	16,675	16,779
DJO Finance LLC 10.75% 2020[4]	35,043	29,261
DJO Finco Inc. 8.125% 2021[4]	49,495	46,154
Endo Finance LLC & Endo Finco Inc. 6.00% 2023[4]	18,865	17,261
Endo Pharmaceuticals Holdings Inc. 5.75% 2022[4]	12,035	11,223
Fresenius Medical Care AG & Co. KGAA 5.875% 2022[4]	6,850	7,792
HCA Inc. 3.75% 2019	11,563	11,953
HCA Inc. 6.50% 2020	32,125	35,659
HCA Inc. 4.75% 2023	2,160	2,257
HCA Inc. 5.00% 2024	19,010	20,198
HCA Inc. 5.375% 2025	3,750	3,877
HCA Inc. 5.25% 2026	24,500	26,092
HCA Inc. 5.875% 2026	12,000	12,810
HCA Inc. 4.50% 2027	14,500	14,591
Healthsouth Corp. 5.75% 2024	8,675	9,027
Healthsouth Corp. 5.75% 2025	29,665	31,074
Hologic, Inc. 5.25% 2022[4]	9,360	9,968
IMS Health Holdings, Inc. 5.00% 2026[4]	24,215	25,244
inVentiv Health, Inc. 9.00% 2018[4]	131,769	135,557
American High-Income Trust — Page 3 of 20

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Health care (continued)	Principal amount (000)	Value (000)
inVentiv Health, Inc. 10.00% 2018[4,6]	$94,620	$97,265
inVentiv Health, Inc. 10.00% 2018	55,558	55,697
inVentiv Health, Inc. 10.00% 2018	23,933	23,993
inVentiv Health, Inc. 7.50% 2024[4]	54,525	55,684
inVentiv Health, Inc., Term Loan B, 4.75% 2023[1,2,3]	25,992	26,045
inVentiv Health, Inc., Term Loan B4, 7.75% 2018[1,2,3]	26,930	27,014
Jaguar Holding Co. 6.375% 2023[4]	11,600	12,093
Kindred Healthcare, Inc. 8.00% 2020	22,950	23,466
Kindred Healthcare, Inc. 8.75% 2023	14,911	14,967
Kinetic Concepts, Inc. 10.50% 2018	170,455	179,233
Kinetic Concepts, Inc. 12.50% 2019	133,632	133,298
Kinetic Concepts, Inc. 7.875% 2021[4]	17,765	19,275
Kinetic Concepts, Inc. 9.625% 2021[4]	149,230	149,603
LifePoint Health, Inc. 5.375% 2024[4]	3,200	3,208
Mallinckrodt PLC 4.875% 2020[4]	29,510	30,248
Mallinckrodt PLC 5.75% 2022[4]	5,345	5,298
Mallinckrodt PLC 5.625% 2023[4]	11,986	11,537
MEDNAX, Inc. 5.25% 2023[4]	3,780	3,983
Molina Healthcare, Inc. 5.375% 2022	62,097	64,426
Ortho-Clinical Diagnostics Inc., Term Loan B, 4.75% 2021[1,2,3]	30,842	30,296
Prestige Brands International Inc. 6.375% 2024[4]	14,010	14,956
Quintiles Transnational Corp. 4.875% 2023[4]	21,100	21,786
RegionalCare Hospital Partners Holdings, Inc. 8.25% 2023[4]	22,575	23,365
Rotech Healthcare Inc., Term Loan, 13.00% 2020[1,2,3,5,6,8]	61,149	55,825
Rotech Healthcare Inc., Term Loan A, 5.50% 2018[1,2,3,5,8]	25,123	24,997
Rotech Healthcare Inc., Term Loan B, 10.00% 2019[1,2,3,5,8]	20,825	20,721
Teleflex Inc. 4.875% 2026	16,600	17,222
Tenet Healthcare Corp. 4.375% 2021	10,768	10,768
Tenet Healthcare Corp. 8.125% 2022	9,535	9,583
Tenet Healthcare Corp. 6.75% 2023	24,980	23,294
Tenet Healthcare Corp., First Lien, 6.25% 2018	3,000	3,218
Tenet Healthcare Corp., First Lien, 4.75% 2020	17,095	17,437
Tenet Healthcare Corp., First Lien, 6.00% 2020	55,740	59,084
Tenet Healthcare Corp., First Lien, 4.50% 2021	32,730	33,098
Valeant Pharmaceuticals International Inc. 7.00% 2020[4]	2,155	2,112
Valeant Pharmaceuticals International Inc. 5.50% 2023[4]	13,975	12,018
Vizient Inc. 10.375% 2024[4]	10,015	11,517
VPI Escrow Corp. 6.75% 2018[4]	66,000	66,660
VPI Escrow Corp. 6.375% 2020[4]	82,281	77,550
VPI Escrow Corp. 7.50% 2021[4]	32,320	31,391
VRX Escrow Corp. 5.375% 2020[4]	34,375	31,969
VRX Escrow Corp. 5.875% 2023[4]	12,815	11,142
VRX Escrow Corp. 6.125% 2025[4]	61,125	52,797
		2,341,849
Consumer discretionary 11.89%
Adient Global Holdings Ltd. 3.50% 2024	€8,435	9,482
Adient Global Holdings Ltd. 4.875% 2026[4]	$4,710	4,722
Boyd Gaming Corp. 6.875% 2023	6,075	6,624
Boyd Gaming Corp. 6.375% 2026[4]	18,675	20,122
Brinker International, Inc. 5.00% 2024[4]	8,600	8,732
Burger King Corp. 6.00% 2022[4]	40,675	42,709
Cablevision Systems Corp. 7.75% 2018	16,850	17,903
Cablevision Systems Corp. 6.75% 2021	32,200	34,132
American High-Income Trust — Page 4 of 20

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Consumer discretionary (continued)	Principal amount (000)	Value (000)
Cablevision Systems Corp. 5.50% 2027[4]	$20,600	$21,115
CBS Outdoor Americas Inc. 5.25% 2022	10,800	11,273
CCO Holdings LLC and CCO Holdings Capital Corp. 6.625% 2022	4,500	4,725
CCO Holdings LLC and CCO Holdings Capital Corp. 5.875% 2024[4]	5,000	5,347
CCO Holdings LLC and CCO Holdings Capital Corp. 4.908% 2025[4]	7,000	7,741
CCO Holdings LLC and CCO Holdings Capital Corp. 5.375% 2025[4]	9,600	10,092
CCO Holdings LLC and CCO Holdings Capital Corp. 5.50% 2026[4]	14,575	15,304
CCO Holdings LLC and CCO Holdings Capital Corp. 5.75% 2026[4]	70,575	74,986
Cedar Fair, LP 5.375% 2024	8,440	8,946
Cengage Learning Acquisitions, Inc., Term Loan B, 5.25% 2023[1,2,3]	23,492	23,513
Cengage Learning Acquisitions, Inc. 9.50% 2024[4]	2,825	2,882
Clear Channel Worldwide Holdings, Inc. 7.625% 2020	130,644	130,154
Cumulus Media Holdings Inc. 7.75% 2019	65,114	26,697
Cumulus Media Inc., Term Loan B, 4.25% 2020[1,2,3]	24,265	17,046
Delta 2 (Formula One), Term Loan B, 7.75% 2022[1,2,3]	11,200	11,253
DISH DBS Corp. 4.625% 2017	2,500	2,550
DISH DBS Corp. 4.25% 2018	23,150	23,787
DISH DBS Corp. 7.875% 2019	9,550	10,720
DISH DBS Corp. 5.875% 2022	7,350	7,589
DISH DBS Corp. 7.75% 2026[4]	9,625	10,251
Dollar Tree Inc. 5.25% 2020	6,925	7,219
Dollar Tree Inc. 5.75% 2023	19,525	21,111
Gannett Co., Inc. 5.125% 2019	14,885	15,294
Gannett Co., Inc. 4.875% 2021[4]	5,890	6,140
Gannett Co., Inc. 5.50% 2024[4]	1,365	1,414
General Motors Co. 4.00% 2025	2,300	2,357
General Motors Financial Co. 5.25% 2026	1,280	1,404
Goodyear Tire & Rubber Co. 5.00% 2026	7,735	7,957
Hilton Worldwide Finance LLC 5.625% 2021	13,790	14,205
Hilton Worldwide Holdings Inc. 4.25% 2024[4]	8,975	9,199
Hilton Worldwide, Term Loan B, 3.50% 2020[1,2,3]	840	845
Hilton Worldwide, Term Loan B, 3.025% 2023[1,2,3]	8,589	8,663
iHeartCommunications, Inc. 9.00% 2019	1,900	1,511
iHeartCommunications, Inc. 10.625% 2023	19,255	14,441
iHeartCommunications, Inc., Term Loan D, 7.27% 2019[1,2,3]	19,200	14,788
International Game Technology 6.25% 2022[4]	9,500	10,159
Lamar Media Corp. 5.75% 2026	550	595
Landry’s, Inc. 6.75% 2024[4]	12,350	12,597
Landry’s, Inc., Term Loan B, 4.00% 2023[1,2,3]	8,900	8,956
Lear Corp., 5.25% 2025	1,900	2,071
Limited Brands, Inc. 6.625% 2021	20,976	24,280
Limited Brands, Inc. 6.875% 2035	28,300	30,988
McClatchy Co. 9.00% 2022	30,100	31,078
McGraw-Hill Global Education Holdings, LLC, Term Loan B, 5.00% 2022[1,2,3]	17,192	17,304
McGraw-Hill Global Education Holdings, LLC 7.875% 2024[4]	13,100	14,197
MDC Partners Inc. 6.50% 2024[4]	7,575	6,988
Mediacom Broadband LLC and Mediacom Broadband Corp. 5.50% 2021	10,500	10,907
Mediacom Broadband LLC and Mediacom Broadband Corp. 6.375% 2023	14,600	15,476
Mediacom LLC and Mediacom Capital Corp. 7.25% 2022	10,300	10,828
Melco Crown Entertainment Ltd. 5.00% 2021[4]	8,575	8,641
MGM Growth Properties LLC 5.625% 2024[4]	12,275	13,345
MGM Resorts International 8.625% 2019	6,275	7,106
MGM Resorts International 6.75% 2020	2,900	3,263
MGM Resorts International 7.75% 2022	8,950	10,404
American High-Income Trust — Page 5 of 20

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Consumer discretionary (continued)	Principal amount (000)	Value (000)
MGM Resorts International 6.00% 2023	$31,775	$34,555
Michaels Stores, Inc. 5.875% 2020[4]	12,585	13,073
Mohegan Tribal Gaming Authority 11.00% 2018[4,6]	5,195	5,221
Mohegan Tribal Gaming Authority 7.875% 2024[4]	11,500	11,543
Mohegan Tribal Gaming Authority, Term Loan B, 5.50% 2023[1,2,3]	15,505	15,350
NBC Universal Enterprise, Inc. 5.25% 2049[4]	23,885	25,557
NCL Corp. Ltd. 5.25% 2019[4]	10,262	10,416
Needle Merger Sub Corp. 8.125% 2019[4]	70,820	70,997
Neiman Marcus Group LTD Inc. 8.00% 2021[4]	43,945	36,694
Neiman Marcus Group LTD Inc. 8.75% 2021[4,6]	59,055	46,949
Neiman Marcus, Term Loan B, 4.25% 2020[1,2,3]	67,446	62,520
Netflix, Inc. 5.75% 2024	6,650	7,182
Newell Rubbermaid Inc. 5.00% 2023[4]	4,560	4,858
PETCO Animal Supplies, Inc., Term Loan B-1, 5.00% 2023[1,2,3]	5,672	5,731
PETsMART, Inc. 7.125% 2023[4]	65,050	68,465
Pinnacle Entertainment, Inc. 5.625% 2024[4]	1,200	1,209
Playa Resorts Holding BV 8.00% 2020[4]	63,074	64,651
Playa Resorts Holding BV, Term Loan B, 4.00% 2019[1,2,3]	5,652	5,670
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp. 6.125% 2021[4]	17,900	18,527
Sally Holdings LLC and Sally Capital Inc. 5.75% 2022	7,250	7,594
Sally Holdings LLC and Sally Capital Inc. 5.625% 2025	17,270	18,673
Schaeffler Finance BV 4.25% 2021[4]	5,680	5,850
Schaeffler Finance BV 4.75% 2021[4]	1,390	1,443
Schaeffler Holding Finance BV 7.625% 2018[4,6]	802	819
Schaeffler Holding Finance BV 6.25% 2019[4,6]	4,000	4,155
Schaeffler Verwaltungs 4.125% 2021[4,6]	2,650	2,683
Schaeffler Verwaltungs 4.50% 2023[4,6]	21,710	21,968
Schaeffler Verwaltungs 4.75% 2026[4,6]	19,365	19,510
Sotheby’s Holdings, Inc. 5.25% 2022[4]	16,025	15,985
Standard Pacific Corp. 8.375% 2021	9,640	11,496
Tenneco Inc. 5.00% 2026	11,050	11,230
TI Automotive Ltd. 8.75% 2023[4]	38,065	41,586
Tribune Media Co. 5.875% 2022	14,195	14,435
Uber Technologies, Inc. 5.00% 2023[1,2,3]	39,700	39,779
Univision Communications Inc. 8.50% 2021[4]	13,937	14,429
Univision Communications Inc. 6.75% 2022[4]	16,098	17,144
Univision Communications Inc. 5.125% 2023[4]	14,590	14,845
Univision Communications Inc. 5.125% 2025[4]	20,450	20,654
Univision Communications Inc., Term Loan C3, 4.00% 2020[1,2,3]	1,491	1,494
Warner Music Group 6.00% 2021[4]	10,000	10,400
Warner Music Group 5.625% 2022[4]	20,700	21,502
Warner Music Group 6.75% 2022[4]	15,900	16,934
Warner Music Group 5.00% 2023[4]	16,410	16,697
Wynn Las Vegas, LLC and Wynn Capital Corp. 5.375% 2022	15,150	15,737
Wynn Las Vegas, LLC and Wynn Capital Corp. 4.25% 2023[4]	12,625	12,167
Wynn Las Vegas, LLC and Wynn Capital Corp. 5.50% 2025[4]	34,730	35,121
Wynn Macau, Ltd. 5.25% 2021[4]	58,000	58,870
YUM! Brands, Inc. 5.00% 2024[4]	21,105	22,107
YUM! Brands, Inc. 5.25% 2026[4]	2,825	2,995
ZF Friedrichshafen AG 4.00% 2020[4]	2,935	3,126
ZF Friedrichshafen AG 4.50% 2022[4]	23,175	24,594
ZF Friedrichshafen AG 4.75% 2025[4]	31,515	33,209
		2,004,527
American High-Income Trust — Page 6 of 20

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Telecommunication services 11.80%	Principal amount (000)	Value (000)
Altice Financing SA 6.625% 2023[4]	$18,460	$19,014
Altice Finco SA 9.875% 2020[4]	4,350	4,638
Altice Finco SA 6.50% 2022[4]	625	662
Altice Finco SA, First Lien, 7.75% 2022[4]	3,675	3,937
Altice NV 5.50% 2026[4]	16,175	16,741
Altice NV 7.50% 2026[4]	5,000	5,219
CenturyLink, Inc. 7.50% 2024	38,620	41,323
CenturyLink, Inc. 5.625% 2025	7,100	6,825
CenturyLink, Inc., Series T, 5.80% 2022	1,330	1,368
Cequel Communications Holdings I, LLC and Cequel Capital Corp. 6.375% 2020[4]	103,960	107,469
Cincinnati Bell Inc. 7.00% 2024[4]	8,500	8,734
Clearwire Communications and Clearwire Finance, Inc. 14.75% 2016[4]	3,125	3,188
Columbus International Inc. 7.375% 2021[4]	11,925	12,697
Digicel Group Ltd. 8.25% 2020[4]	73,500	64,221
Digicel Group Ltd. 6.00% 2021[4]	36,125	32,332
Digicel Group Ltd. 7.125% 2022[4]	26,550	20,568
Frontier Communications Corp. 8.50% 2020	10,000	10,850
Frontier Communications Corp. 8.875% 2020	25,300	27,387
Frontier Communications Corp. 9.25% 2021	11,175	12,083
Frontier Communications Corp. 8.75% 2022	1,150	1,179
Frontier Communications Corp. 10.50% 2022	100,635	107,050
Frontier Communications Corp. 7.625% 2024	4,923	4,628
Frontier Communications Corp. 11.00% 2025	101,037	105,710
Inmarsat PLC 4.875% 2022[4]	25,090	23,961
Inmarsat PLC 6.50% 2024[4]	22,675	22,760
Intelsat Jackson Holding Co. 7.25% 2019	60,400	48,924
Intelsat Jackson Holding Co. 7.25% 2020	45,975	35,860
Level 3 Communications, Inc. 5.125% 2023	14,225	14,705
Ligado Networks, Term Loan, 9.75% 2020[1,2,3,6]	148,144	134,251
MetroPCS Wireless, Inc. 6.25% 2021	54,060	56,932
MetroPCS Wireless, Inc. 6.625% 2023	70,985	76,486
Neptune Finco Corp. (Altice NV) 10.125% 2023[4]	12,350	14,280
Neptune Finco Corp. (Altice NV) 6.625% 2025[4]	9,800	10,657
Numericable Group SA 6.00% 2022[4]	7,965	8,154
Numericable Group SA 7.375% 2026[4]	21,475	21,978
Sable International Finance Ltd. 6.875% 2022[4]	13,295	13,860
SBA Communications Corp. 5.625% 2019	1,675	1,722
SBA Communications Corp. 4.875% 2024[4]	23,000	23,230
SoftBank Corp. 4.50% 2020[4]	59,300	61,524
Sprint Capital Corp. 6.90% 2019	31,750	33,020
Sprint Nextel Corp. 8.375% 2017	4,425	4,608
Sprint Nextel Corp. 9.00% 2018[4]	26,050	28,818
Sprint Nextel Corp. 7.00% 2020	66,870	67,539
Sprint Nextel Corp. 7.25% 2021	48,545	49,030
Sprint Nextel Corp. 11.50% 2021	68,835	79,504
Sprint Nextel Corp. 7.875% 2023	39,900	40,498
Sprint Nextel Corp. 6.875% 2028	4,675	4,424
T-Mobile US, Inc. 6.542% 2020	16,000	16,560
T-Mobile US, Inc. 6.731% 2022	37,840	39,874
T-Mobile US, Inc. 6.00% 2024	5,500	5,899
T-Mobile US, Inc. 6.375% 2025	26,800	29,212
T-Mobile US, Inc. 6.50% 2026	31,025	34,477
Trilogy International Partners, LLC 13.375% 2019[4]	60,475	60,702
Wind Acquisition SA 4.75% 2020[4]	62,875	63,975
American High-Income Trust — Page 7 of 20

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Telecommunication services (continued)	Principal amount (000)	Value (000)
Wind Acquisition SA 7.375% 2021[4]	$112,375	$117,853
Windstream Holdings, Inc. 7.75% 2021	59,177	59,177
Zayo Group Holdings, Inc. 6.00% 2023	22,600	23,786
Zayo Group Holdings, Inc. 6.375% 2025	12,550	13,413
Ziggo Bond Finance BV 5.50% 2027[4]	30,250	30,250
		1,989,726
Industrials 11.62%
ADS Waste Escrow 8.25% 2020	6,050	6,360
ADT Corp. 3.50% 2022	29,125	28,178
AerCap Holdings NV 2.75% 2017	5,603	5,633
AerCap Holdings NV 3.75% 2019	5,200	5,324
Aircastle Ltd. 5.00% 2023	14,825	15,529
Allison Transmission Holdings, Inc. 5.00% 2024[4]	23,025	23,610
American Airlines, Inc., 5.50% 2019[4]	23,900	24,916
ABC Supply Co., Inc. 5.625% 2021[4]	1,500	1,560
American Builders & Contractors Supply Co. Inc. 5.75% 2023[4]	19,350	20,172
ARAMARK Corp. 5.75% 2020	1,124	1,156
ARAMARK Corp. 5.125% 2024[4]	6,500	6,776
ARAMARK Corp. 5.125% 2024	5,900	6,151
ARAMARK Corp. 4.75% 2026[4]	3,825	3,854
Associated Materials, LLC and AMH New Finance, Inc. 9.125% 2017	170,417	161,470
Avianca Holdings SA, 8.375% 2020[4]	5,825	5,577
Bombardier Inc. 7.75% 2020[4]	6,090	6,254
Brunswick Rail Finance Ltd. 6.50% 2017	29,251	15,576
Brunswick Rail Finance Ltd. 6.50% 2017[4]	9,651	5,139
Builders Firstsource, Inc. 10.75% 2023[4]	33,315	38,396
Builders FirstSource, Inc. 5.625% 2024[4]	71,575	73,722
CEVA Group PLC 7.00% 2021[4,8]	1,400	1,141
CEVA Group PLC 9.00% 2021[4,8]	14,675	9,539
CEVA Group PLC, Apollo Global Securities LLC LOC, 5.969% 2021[1,2,3,8]	13,311	10,711
CEVA Logistics Canada, ULC, Term Loan, 6.50% 2021[1,2,3,8]	2,362	1,901
CEVA Logistics Holdings BV, Term Loan, 6.50% 2021[1,2,3,8]	13,689	11,016
CEVA Logistics U.S. Holdings Inc., Term Loan B, 6.50% 2021[1,2,3,8]	18,876	15,189
Cloud Crane LLC, 10.125% 2024[4]	10,865	11,300
Constellis Holdings 9.75% 2020[4]	8,300	8,196
Continental Airlines, Inc., Series 1998-1, Class B, 6.748% 2018[2]	2,777	2,843
Continental Airlines, Inc., Series 1997-4B, Class B, 6.90% 2018[2]	176	179
Continental Airlines, Inc., Series 1997-4, Class A, 6.90% 2019[2]	663	674
Continental Airlines, Inc., Series 2000-2, Class B, 8.307% 2019[2]	170	181
Continental Airlines, Inc., Series 1999-1, Class A, 6.545% 2020[2]	2,000	2,118
Continental Airlines, Inc., Series 2001-1, Class A1, 6.703% 2022[2]	1,938	2,078
Continental Airlines, Inc., Series 2007-1, Class B, 6.903% 2022[2]	2,401	2,547
Continental Airlines, Inc., Series 2000-2, Class A-1, 7.707% 2022[2]	1,654	1,802
Continental Airlines, Inc., Series 2000-1, Class A1, 8.048% 2022[2]	149	167
Continental Airlines, Inc., Series 2000-1, Class B, 8.388% 2022[2]	80	83
Corporate Risk Holdings LLC 9.50% 2019[4,8]	137,693	133,562
Corporate Risk Holdings LLC 11.50% 2020[4,5,6,8]	14,705	15,470
Covanta Holding Corp. 5.875% 2024	7,500	7,556
DAE Aviation Holdings, Inc. 10.00% 2023[4]	106,405	114,651
Deck Chassis Acquisition Inc. 10.00% 2023[4]	65,260	68,686
Delta Air Lines, Inc., Series 2002-1, Class G1, MBIA insured, 6.718% 2024[2]	7,183	8,296
Eletson Holdings Inc. 9.625% 2022[4]	8,800	6,292
Euramax International, Inc. 12.00% 2020[4]	43,400	44,593
American High-Income Trust — Page 8 of 20

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Industrials (continued)	Principal amount (000)	Value (000)
FBM Finance, Inc. 8.25% 2021[4]	$28,730	$30,166
Gardner Denver, Inc. 6.875% 2021[4]	12,650	11,923
Gardner Denver, Inc., Term Loan B, 4.25% 2020[1,2,3]	10,218	9,922
Gates Global LLC 6.00% 2022[4]	52,825	50,448
Gates Global LLC, Term Loan B, 4.25% 2021[1,2,3]	10,528	10,388
General Electric Co. 5.00% (undated)	13,079	13,925
Hardwoods Acquisition Inc 7.50% 2021[4]	35,330	26,762
HD Supply, Inc. 7.50% 2020	43,609	45,299
HD Supply, Inc. 5.25% 2021[4]	9,450	10,029
HD Supply, Inc. 5.75% 2024[4]	18,375	19,340
HDTFS Inc. 6.75% 2019	10,000	10,232
HDTFS Inc. 5.875% 2020	26,075	26,955
HDTFS Inc. 6.25% 2022	1,000	1,035
HDTFS Inc. 5.50% 2024[4]	19,825	19,775
KLX Inc. 5.875% 2022[4]	16,485	17,144
LMI Aerospace Inc. 7.375% 2019	46,170	46,632
LSC Communications, Inc. 8.75% 2023[4]	44,975	44,975
LSC Communications, Inc., Term Loan B, 7.00% 2022[1,2,3,5]	25,925	25,666
Navios Maritime Acquisition Corp. and Navios Acquisition Finance (US) Inc. 8.125% 2021[4]	58,895	43,582
Navios Maritime Holdings Inc. 7.375% 2022[4]	40,575	19,780
Navios Maritime Holdings Inc. and Navios Maritime Finance II (US) Inc. 8.125% 2019	39,412	21,874
Nielsen Finance LLC and Nielsen Finance Co. 4.50% 2020	8,370	8,579
Nielsen Finance LLC and Nielsen Finance Co. 5.50% 2021[4]	3,950	4,128
Nielsen Finance LLC and Nielsen Finance Co. 5.00% 2022[4]	13,500	13,989
Ply Gem Industries, Inc. 6.50% 2022	36,130	37,349
Ply Gem Industries, Inc. 6.50% 2022	14,320	14,606
Prime Security Services Borrower, LLC 9.25% 2023[4]	28,600	31,245
Prime Security Services Borrower, LLC, Term Loan, 4.75% 2022[1,2,3]	4,289	4,338
PrimeSource Building Products Inc 9.00% 2023[4]	20,211	19,706
R.R. Donnelley & Sons Co. 7.625% 2020	11,750	12,778
R.R. Donnelley & Sons Co. 7.875% 2021	39,200	43,022
R.R. Donnelley & Sons Co. 7.00% 2022	1,500	1,571
R.R. Donnelley & Sons Co. 6.50% 2023	20,350	20,706
Sensata Technologies Holding NV 5.00% 2025[4]	19,200	19,728
Silver II Borrower S.C.A./Silver II U.S. Holdings, LLC 7.75% 2020[4]	78,103	62,287
SPX FLOW, Inc. 5.625% 2024[4]	10,300	10,480
TRAC Intermodal 11.00% 2019	18,374	19,408
TransDigm Inc. 5.50% 2020	45,510	46,904
TransDigm Inc. 6.50% 2024	5,200	5,499
TransDigm Inc. 6.50% 2025	11,400	11,941
United Air Lines, Inc., Series 2007-1, Class B, 7.336% 2021[2,4]	3,031	3,197
United Continental Holdings, Inc. 6.00% 2020	14,150	15,247
United Rentals, Inc. 7.625% 2022	12,200	13,054
United Rentals, Inc. 5.50% 2025	11,400	11,728
United Rentals, Inc. 5.875% 2026	7,375	7,633
Univar Inc. 6.75% 2023[4]	1,625	1,682
Virgin Australia Holdings Ltd. 8.50% 2019[4]	45,305	46,834
Watco Companies 6.375% 2023[4]	19,240	19,529
XPO Logistics, Inc. 6.125% 2023[4]	8,675	8,935
		1,958,079
American High-Income Trust — Page 9 of 20

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Materials 9.09%	Principal amount (000)	Value (000)
AK Steel Holding Corp. 7.50% 2023	$2,700	$2,882
Alcoa Inc. 5.72% 2019	2,000	2,150
Alcoa Inc. 6.75% 2024[4]	13,425	13,979
Alcoa Inc. 7.00% 2026[4]	9,850	10,207
Aleris International, Inc. 9.50% 2021[4]	24,695	26,671
Anglo American Capital PLC 4.125% 2021[4]	7,175	7,247
ArcelorMittal 10.85% 2019	13,825	16,797
ArcelorMittal 6.125% 2025	7,000	7,665
ArcelorMittal 7.75% 2041	69,360	72,655
Ardagh Packaging Finance 6.25% 2019[4]	14,050	14,419
Ardagh Packaging Finance 6.75% 2021[4]	5,485	5,691
Ardagh Packaging Finance 6.625% 2023[6]	€20,225	21,925
Ardagh Packaging Finance 7.25% 2024[4]	$5,935	6,365
Ashland Inc. 4.75% 2022	8,350	8,715
Ashland Inc. 5.50% 2024[4]	11,640	12,222
Ball Corp. 4.375% 2020	17,775	19,064
BHP Billiton Finance Ltd. 6.25% 2075[4]	8,240	8,940
BHP Billiton Finance Ltd. 6.75% 2075[4]	6,300	7,151
Blue Cube Spinco Inc. (Olin Corp.) 9.75% 2023[4]	320	378
Blue Cube Spinco Inc. (Olin Corp.) 10.00% 2025[4]	260	308
CEMEX Finance LLC 9.375% 2022[4]	7,500	8,269
CEMEX SAB de CV 6.50% 2019[4]	2,455	2,608
CEMEX SAB de CV 7.75% 2026[4]	10,475	11,648
Chemours Co. 6.625% 2023	44,533	43,754
Chemours Co. 7.00% 2025	59,215	58,475
Cliffs Natural Resources Inc. 8.25% 2020[4]	37,605	40,096
Crown Holdings, Inc. 4.50% 2023	3,000	3,139
Crown Holdings, Inc. 4.25% 2026[4]	3,000	3,000
Crown Holdings, Inc. 7.375% 2026	2,000	2,248
CVR Partners, LP 9.25% 2023[4]	8,225	7,978
First Quantum Minerals Ltd. 6.75% 2020[4]	124,165	115,473
First Quantum Minerals Ltd. 7.00% 2021[4]	83,907	76,146
First Quantum Minerals Ltd. 7.25% 2022[4]	16,075	14,387
FMG Resources 3.75% 2019[1,2,3]	32,864	32,870
FMG Resources 9.75% 2022[4]	83,075	96,782
Freeport-McMoRan Copper & Gold Inc. 3.55% 2022	32,020	29,298
Freeport-McMoRan Inc. 6.50% 2020	22,550	23,226
Freeport-McMoRan Inc. 6.75% 2022	9,650	9,915
Georgia Gulf Corp. 4.625% 2021	23,307	24,560
Georgia Gulf Corp. 4.875% 2023	6,300	6,568
Huntsman International LLC 4.875% 2020	23,800	24,990
INEOS Group Holdings SA 5.375% 2024	€11,350	12,497
INEOS Group Holdings SA 5.625% 2024[4]	$8,825	8,682
Kaiser Aluminum Corp. 5.875% 2024	4,800	5,028
Louisiana-Pacific Corp. 4.875% 2024[4]	14,105	14,140
Novelis Corp. 6.25% 2024[4]	14,950	15,922
Novelis Corp. 5.875% 2026[4]	41,175	42,256
Owens-Illinois, Inc. 5.00% 2022[4]	3,920	4,170
Owens-Illinois, Inc. 5.875% 2023[4]	17,735	19,076
Owens-Illinois, Inc. 5.375% 2025[4]	2,940	3,065
Owens-Illinois, Inc. 6.375% 2025[4]	10,190	11,241
Paperworks Industries Inc. 9.50% 2019[4]	9,946	9,374
Platform Specialty Products Corp. 10.375% 2021[4]	39,400	42,650
Platform Specialty Products Corp. 6.50% 2022[4]	630	616
American High-Income Trust — Page 10 of 20

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Materials (continued)	Principal amount (000)	Value (000)
Platform Specialty Products Corp., Term Loan B-1, 5.50% 2020[1,2,3]	$11,593	$11,653
Rayonier Advanced Materials Inc. 5.50% 2024[4]	50,330	46,304
Reynolds Group Inc. 9.875% 2019	11,650	12,014
Reynolds Group Inc. 5.75% 2020	57,450	59,317
Reynolds Group Inc. 8.25% 2021	1,700	1,774
Reynolds Group Inc. 7.00% 2024[4]	11,245	12,081
Ryerson Inc. 11.25% 2018	7,486	7,715
Ryerson Inc. 11.00% 2022[4]	92,178	101,626
Sealed Air Corp. 4.875% 2022[4]	5,250	5,532
Smurfit Capital Funding PLC 7.50% 2025	7,965	9,598
Summit Materials, Inc. 8.50% 2022[4]	3,925	4,298
Summit Materials, Inc. 6.125% 2023	23,200	23,780
Teck Resources Ltd. 4.50% 2021	11,700	11,641
Teck Resources Ltd. 8.00% 2021[4]	27,875	30,558
Teck Resources Ltd. 8.50% 2024[4]	2,775	3,184
Tembec Industries Inc. 9.00% 2019[4]	9,835	7,499
United States Steel Corp. 8.375% 2021[4]	9,020	9,888
Vale Overseas Ltd. 5.875% 2021	9,375	9,839
Vale Overseas Ltd. 6.25% 2026	13,745	14,394
Vale Overseas Ltd. 6.875% 2039	13,185	12,822
Vale SA 5.625% 2042	2,566	2,168
Zekelman Industries Inc. 9.875% 2023[4]	19,635	20,764
Zekelman Industries Inc., Term Loan B, 6.00% 2021[1,2,3]	23,975	24,365
		1,532,392
Information technology 5.11%
Alcatel-Lucent USA Inc. 6.45% 2029	16,200	18,002
Blackboard Inc. 7.75% 2019[4]	400	400
Blackboard Inc., Term Loan B, 4.75% 2018[1,2,3]	7,680	7,668
BMC Software, Inc., Term Loan B, 5.00% 2020[1,2,3]	9,824	9,494
BMC Software, Inc. 8.125% 2021[4]	36,150	32,987
Camelot Finance SA 7.875% 2024[4]	39,205	40,528
Camelot Finance SA, Term Loan B, 4.75% 2023[1,2,3]	25,900	25,945
CommScope Holding Co., Inc. 4.375% 2020[4]	1,500	1,549
CommScope Inc. 6.00% 2025[4]	3,750	4,017
Dell Inc. 6.02% 2026[4]	16,175	17,775
Dell Inc. 8.35% 2046[4]	16,190	19,453
Dell Inc., Term Loan B, 4.00% 2021[1,2,3]	33,100	33,329
EchoStar Corp. 5.25% 2026[4]	13,200	13,068
EchoStar Corp. 6.625% 2026[4]	40,930	39,600
Ellucian, Inc. 9.00% 2023[4]	11,975	12,634
First Data Corp. 6.75% 2020[4]	5,079	5,258
First Data Corp. 5.375% 2023[4]	17,650	18,224
First Data Corp. 7.00% 2023[4]	86,825	92,034
First Data Corp. 5.00% 2024[4]	37,425	38,127
First Data Corp. 5.75% 2024[4]	1,150	1,186
Gogo Inc. 12.50% 2022[4]	68,725	74,051
Hughes Satellite Systems Corp. 7.625% 2021	9,850	10,540
Infor (US), Inc. 6.50% 2022	28,750	29,253
Infor Inc. 5.75% 2020[4]	18,275	19,257
Infor Software 7.125% 2021[4,6]	11,650	11,359
Informatica Corp. 7.125% 2023[4]	5,600	5,236
JDA Software Group, Inc. 7.375% 2024[4]	11,725	12,077
JDA Software Group, Inc., Term Loan B, 4.50% 2023[1,2,3]	15,475	15,436
American High-Income Trust — Page 11 of 20

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Information technology (continued)	Principal amount (000)	Value (000)
Match Group, Inc. 6.375% 2024	$7,050	$7,676
Micron Technology, Inc. 5.25% 2023[4]	5,205	5,127
Micron Technology, Inc. 7.50% 2023[4]	6,925	7,709
NXP BV and NXP Funding LLC 4.125% 2020[4]	7,000	7,446
NXP BV and NXP Funding LLC 4.125% 2021[4]	11,700	12,563
NXP BV and NXP Funding LLC 4.625% 2023[4]	9,700	10,634
PTC Inc. 6.00% 2024	11,975	12,843
Qorvo, Inc. 6.75% 2023	5,000	5,413
Qorvo, Inc. 7.00% 2025	24,950	27,164
RP Crown Parent, LLC, Term Loan B, 6.00% 2018[1,2,3]	4,065	4,063
Seagate Technology LLC 4.75% 2023	31,450	31,155
Solera Holdings, Inc. 10.50% 2024[4]	26,225	29,372
Solera Holdings, Inc., Term Loan B, 5.75% 2023[1,2,3]	19,502	19,724
VeriSign, Inc. 4.625% 2023	4,600	4,686
Western Digital Corp. 7.375% 2023[4]	36,800	40,480
Western Digital Corp. 10.50% 2024[4]	18,800	21,878
Western Digital Corp., Term Loan B1, 4.50% 2023[1,2,3]	5,387	5,452
		861,872
Financials 4.90%
Ally Financial Inc. 8.00% 2020	8,825	10,105
Ally Financial Inc. 8.00% 2031	47,469	58,862
Bank of America Corp. junior subordinated 6.25% noncumulative (undated)	7,425	7,741
Bank of America Corp., Series AA, 6.10% (undated)	15,000	15,638
Bank of America Corp., Series DD, 6.30% (undated)	15,795	17,197
Bank of America Corp., Series K, junior subordinated 8.00% noncumulative (undated)	11,075	11,310
Bank of America Corp., Series M, junior subordinated 8.125% noncumulative (undated)	11,550	11,860
CIT Group Inc. 4.25% 2017	13,000	13,260
CIT Group Inc. 3.875% 2019	90,760	92,916
CIT Group Inc., Series C, 5.50% 2019[4]	30,350	32,171
Citigroup Inc. 2.287% 2023[3]	3,801	3,822
Citigroup Inc., Series Q, junior subordinated 5.95% (undated)	10,141	10,344
Citigroup Inc., Series P, 5.95% (undated)	8,167	8,341
Citigroup Inc., Series R, junior subordinated 6.125% (undated)	9,050	9,423
Citigroup Inc., Series T, 6.25% (undated)	16,375	17,659
Credit Agricole SA, convertible bonds, 6.625% 2049	5,500	5,284
Credit Agricole SA, Contingent Convertible, 7.875% (undated)[4]	7,300	7,332
Credit Agricole SA, Contingent Convertible, 8.125% (undated)[4]	4,500	4,786
Credit Agricole SA 8.375% (undated)[4]	12,875	14,591
General Motors Acceptance Corp. 7.50% 2020	8,900	10,146
Goldman Sachs Group, Inc. 2.241% 2021[3]	24,020	23,924
Goldman Sachs Group, Inc. 5.30% (undated)	6,675	6,859
Icahn Enterprises Finance Corp. 3.50% 2017	35,600	35,732
International Lease Finance Corp. 8.25% 2020	5,900	7,021
iStar Financial Inc. 4.00% 2017	30,600	30,791
iStar Financial Inc. 4.875% 2018	30,264	30,529
iStar Financial Inc. 5.00% 2019	23,300	23,326
iStar Financial Inc. 6.50% 2021	8,000	8,140
iStar Financial Inc., Series B, 9.00% 2017	37,965	39,389
JPMorgan Chase & Co., Series I, junior subordinated 7.90% (undated)	23,405	24,078
Liberty Mutual Group Inc., Series A, 7.80% 2087[4]	9,190	10,775
MetLife Capital Trust IV, junior subordinated 7.875% 2067[4]	13,950	17,571
MetLife Capital Trust X, junior subordinated 9.25% 2068[4]	500	721
MGIC Investment Corp. 5.75% 2023	15,225	15,872
American High-Income Trust — Page 12 of 20

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Financials (continued)	Principal amount (000)	Value (000)
Morgan Stanley, Series J, 5.55% (undated)	$1	$1
MSCI Inc. 5.75% 2025[4]	11,290	12,109
MSCI Inc. 4.75% 2026[4]	7,600	7,714
Navient Corp. 4.875% 2019	12,900	12,884
OneMain Financial Holdings, LLC 6.75% 2019[4]	5,820	6,153
OneMain Financial Holdings, LLC 7.25% 2021[4]	10,955	11,585
PNC Financial Services Group, Inc., Series O, junior subordinated 6.75% (undated)	9,830	11,022
Royal Bank of Scotland Group PLC, junior subordinated 6.99% (undated)[4]	15,376	17,221
Société Générale, Contingent Convertible, 7.375% (undated)[4]	13,950	13,706
Springleaf Finance Corp. 8.25% 2020	18,650	20,515
State Street Corp., junior subordinated, 5.25% 2049	12,850	13,589
UBS AG 6.875% (undated)	6,700	6,546
UBS AG, Contingent Convertible, 6.875% (undated)	9,650	9,547
US Bancorp., junior subordinated 5.125% (undated)	12,610	13,297
Wells Fargo & Co., Series K, junior subordinated 7.98% (undated)	13,980	14,628
ZFS Finance (USA) Trust V, junior subordinated, 6.50% 2067[4]	17,350	17,557
		825,590
Utilities 3.78%
AES Corp. 8.00% 2020	21,175	25,039
AES Corp. 7.375% 2021	44,350	51,002
AES Corp. 4.875% 2023	12,100	12,418
AES Corp. 5.50% 2024	34,050	35,412
AES Corp. 5.50% 2025	22,630	23,422
AES Corp. 6.00% 2026	30,385	32,094
Calpine Corp. 6.00% 2022[4]	10,900	11,425
Calpine Corp. 5.375% 2023	15,940	15,960
Calpine Corp. 7.875% 2023[4]	3,666	3,877
Calpine Corp. 5.50% 2024	955	948
Calpine Corp. 5.875% 2024[4]	21,700	23,029
Calpine Corp. 5.75% 2025	10,615	10,509
Calpine Corp. 5.25% 2026[4]	10,725	10,886
Dominion Resources, Inc. 2.962% 2019	1,500	1,541
Dominion Resources, Inc. 4.104% 2021	9,630	10,325
Dynegy Finance Inc. 6.75% 2019	1,565	1,612
Dynegy Finance Inc. 7.375% 2022	20,930	20,773
Dynegy Finance Inc. 7.625% 2024	7,135	7,042
Emera Inc. 6.75% 2076	16,125	17,374
Enel Società per Azioni 8.75% 2073[4]	26,812	31,571
FirstEnergy Corp. 7.375% 2031	8,070	10,519
NRG Energy, Inc. 6.25% 2022	50,015	51,015
NRG Energy, Inc. 6.625% 2023	9,000	9,135
NRG Energy, Inc. 7.25% 2026[4]	38,800	39,673
NRG Energy, Inc. 6.625% 2027[4]	60,150	59,022
Talen Energy Corp. 4.625% 2019[4]	29,300	27,688
Texas Competitive Electric Holdings, Term Loan B, 5.00% 2017[1,2,3]	64,267	64,750
TXU, Term Loan, 4.65% 2017[1,2,3,7]	44,582	13,138
TXU, Term Loan, 3.737% 2024[1,2,3,7]	5,802	1,701
Texas Competitive Electric Holdings, Term Loan C, 5.00% 2017[1,2,3]	14,658	14,767
		637,667
American High-Income Trust — Page 13 of 20

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Real estate 2.35%	Principal amount (000)	Value (000)
American Tower Corp. 7.25% 2019	$3,019	$3,389
Communications Sales & Leasing, Inc. 6.00% 2023[4]	30,155	31,361
Communications Sales & Leasing, Inc. 8.25% 2023	25,563	26,956
Crescent Resources 10.25% 2017[4]	108,419	109,232
Crescent Resources 8.875% 2021[4]	31,025	31,568
Crown Castle International Corp. 4.875% 2022	7,650	8,553
Equinix, Inc. 5.875% 2026	8,650	9,320
Gaming and Leisure Properties, Inc. 4.375% 2021	5,150	5,433
Gaming and Leisure Properties, Inc. 5.375% 2026	8,700	9,374
Howard Hughes Corp. 6.875% 2021[4]	3,000	3,169
Iron Mountain Inc. 6.00% 2020[4]	25,915	27,405
Iron Mountain Inc. 6.00% 2023	3,450	3,700
Iron Mountain Inc. 5.75% 2024	33,800	34,899
Realogy Corp. 4.50% 2019[4]	46,235	48,316
Realogy Corp. 5.25% 2021[4]	6,575	6,951
Realogy Corp. 4.875% 2023[4]	35,550	36,305
		395,931
Consumer staples 0.84%
Albertson’s Cos LLC 5.75% 2025[4]	11,500	11,500
B&G Foods, Inc. 4.625% 2021	5,250	5,434
Central Garden & Pet Co. 6.125% 2023	1,300	1,401
Constellation Brands, Inc. 3.875% 2019	1,250	1,319
Constellation Brands, Inc. 6.00% 2022	10,225	11,797
Constellation Brands, Inc. 4.25% 2023	3,000	3,191
Constellation Brands, Inc. 4.75% 2025	625	680
Darling Ingredients Inc. 5.375% 2022	9,250	9,690
Kronos Acquisition Holdings Inc. 9.00% 2023[4]	14,825	15,353
Pinnacle Foods Inc. 5.875% 2024[4]	4,875	5,229
Post Holdings, Inc. 6.00% 2022[4]	5,250	5,565
Post Holdings, Inc. 7.75% 2024[4]	6,475	7,284
Post Holdings, Inc. 8.00% 2025[4]	8,400	9,655
Post Holdings, Inc. 5.00% 2026[4]	12,275	12,244
Revlon, Inc. 6.25% 2024[4]	6,575	6,805
Reynolds American Inc. 5.85% 2045	8,750	11,402
Spectrum Brands Inc. 6.625% 2022	3,500	3,806
SUPERVALU Inc. 6.75% 2021	5,500	5,170
TreeHouse Foods, Inc. 6.00% 2024[4]	4,975	5,379
US Foods Holding Corp. 5.875% 2024[4]	8,650	9,039
		141,943
Total corporate bonds & notes		15,154,043
U.S. Treasury bonds & notes 0.98% U.S. Treasury 0.98%
U.S. Treasury 1.125% 2021	100,000	99,898
U.S. Treasury 6.25% 2023[9]	50,000	65,992
Total U.S. Treasury bonds & notes		165,890
Asset-backed obligations 0.27%
AmeriCredit Automobile Receivables Trust, Series 2016-1, Class C, 2.89% 2022[2]	3,725	3,829
Babson CLO Ltd., Series 2012-2A, Class A1R, CLO, 2.057% 2023[2,3,4]	6,894	6,896
Dryden Senior Loan Fund, Series 2012-23RA, Class A1R, CLO, 1.930% 2023[2,3,4]	2,875	2,867
Madison Park Funding Ltd., CLO, Series 2012-8-A, Class A-R, 1.952% 2022[2,3,4]	10,664	10,663
American High-Income Trust — Page 14 of 20

Bonds, notes & other debt instruments Asset-backed obligations (continued)	Principal amount (000)	Value (000)
Madison Park Funding Ltd., CLO, Series 2012-9-A, Class A-R, 2.107% 2022[2,3,4]	$10,040	$10,040
Magnetite CLO Ltd., Series 2012-6-A, Class AR, 2.10% 2023[2,3,4]	6,110	6,104
Magnetite CLO Ltd., Series 2014-9-A, Class A-1, 2.135% 2026[2,3,4]	1,586	1,588
Marine Park CLO Ltd., Series 2012-1-A, Class A1AR, CLO, 2.081% 2023[2,3,4]	2,900	2,898
		44,885
Bonds & notes of governments & government agencies outside the U.S. 0.11%
Argentine Republic 21.20% 2018	ARS118,500	7,816
Argentine Republic 18.20% 2021	115,630	7,521
Argentine Republic 7.50% 2026[4]	$3,050	3,449
		18,786
Total bonds, notes & other debt instruments (cost: $15,347,771,000)		15,383,604
Convertible bonds 0.36% Financials 0.20%
Australia and New Zealand Banking Group Ltd., Contingent Convertible, 6.75% (undated)[4]	8,600	9,479
Banco Bilbao Vizcaya Argentaria, SA, contingent convertible, 6.75% (undated)	€12,000	12,519
Standard Chartered PLC, Contingent Convertible, 7.50% (undated)[4]	$11,500	11,425
		33,423
Information technology 0.10%
Liberty Media Corp., convertible notes, 3.50% 2031	31,190	16,472
Energy 0.03%
American Energy (Permian Basin), convertible notes, 8.00% 2022[4,6]	19,019	2,283
Chesapeake Energy Corp. convertible notes 5.50% 2026[4]	4	3,860
		6,143
Consumer discretionary 0.02%
DISH DBS Corp. 3.375% 2026[4]	3,650	4,015
Miscellaneous 0.01%
Other convertible bonds in initial period of acquisition		1,632
Total convertible bonds (cost: $68,407,000)		61,685
Convertible stocks 0.57% Industrials 0.19%	Shares
CEVA Group PLC, Series A-1, 3.88% convertible preferred[5,8,10,11]	47,121	23,561
CEVA Group PLC, Series A-2, 2.88% convertible preferred[5,8,10,11]	21,062	7,635
		31,196
Energy 0.14%
Chesapeake Energy Corporation 5.75% convertible preferred[4]	12,000	6,000
Chesapeake Energy Corporation 5.75% convertible preferred	9,000	4,500
Southwestern Energy Co., Series B, 6.25% convertible preferred 2018	309,450	9,769
Anadarko Petroleum Corp. 7.50% convertible preferred 2018, units	78,351	3,263
		23,532
American High-Income Trust — Page 15 of 20

Convertible stocks Real estate 0.07%	Shares	Value (000)
American Tower Corp. REIT, Series A, convertible preferred	78,000	$8,649
American Tower Corp. REIT, Series B, 5.50% depository share, convertible preferred 2018	30,000	3,288
		11,937
Utilities 0.05%
Dominion Resources, Inc., convertible preferred, Series A, units	111,420	5,560
Dominion Resources, Inc., convertible preferred, Series A, units	50,000	2,488
		8,048
Telecommunication services 0.03%
Frontier Communications Corp., Series A, convertible preferred	70,000	5,874
Miscellaneous 0.09%
Other convertible stocks in initial period of acquisition		15,220
Total convertible stocks (cost: $144,530,000)		95,807
Preferred securities 0.14% Real estate 0.06%
Swire Pacific Ltd. 8.84% cumulative guaranteed perpetual capital securities[4]	365,000	9,502
Miscellaneous 0.08%
Other preferred securities in initial period of acquisition		13,900
Total preferred securities (cost: $22,634,000)		23,402
Common stocks 0.98% Telecommunication services 0.35%
NII Holdings, Inc.[8,10]	17,776,845	59,197
Energy 0.14%
White Star NR Corporation[5,8,10,11]	24,665,117	20,965
Denbury Resources Inc.[4,10]	270,000	872
Denbury Resources Inc.[10]	260,000	840
Southwestern Energy Co.[10]	74,275	1,028
Gener8 Maritime, Inc.[10]	12,599	65
Petroplus Holdings AG5,10	3,360,000	—
Ascent Resources - Utica, LLC, Class A5,10	71,159,269	—
		23,770
Real estate 0.13%
OUTFRONT Media Inc. REIT	660,645	15,624
American Tower Corp. REIT	57,087	6,470
		22,094
Industrials 0.13%
CEVA Group PLC[5,8,10,11]	59,168	21,448
Quad/Graphics, Inc., Class A	528	14
Atrium Corp.[4,5,10]	10,987	11
		21,473
American High-Income Trust — Page 16 of 20

Common stocks Information technology 0.12%	Shares	Value (000)
Corporate Risk Holdings I, Inc.[5,8,10]	2,380,355	$20,138
Corporate Risk Holdings Corp.[5,10]	12,035	—
Materials 0.10%
Warrior Met Coal, LLC, Class B4,5,10	97,899	11,944
Warrior Met Coal, LLC, Class A4,5,10	38,446	4,690
Health care 0.01%
Rotech Healthcare Inc.[5,8,10]	1,916,276	1,916
Financials 0.00%
EME Reorganization Trust[10]	41,998,595	193
Consumer discretionary 0.00%
Adelphia Recovery Trust, Series Arahova[10]	1,773,964	18
Adelphia Recovery Trust, Series ACC-1[10]	10,643,283	10
Five Star Travel Corp.[4,5,10]	83,780	1
		29
Total common stocks (cost: $513,004,000)		165,444
Rights & warrants 0.00% Energy 0.00%
Gener8 Maritime, Inc., warrants, expire 2017[4,5,10]	19,483	—
Consumer discretionary 0.00%
Liberman Broadcasting, Inc., warrants, expire 2022[5,10,11]	10	—
Total rights & warrants (cost: $0)		—
Short-term securities 6.08% Commercial paper 2.13%	Principal amount (000)
Caterpillar Financial Services Corp. 0.51% due 11/7/2016	$75,000	74,965
Chevron Corp. 0.44% - 0.45% due 11/3/2016 - 11/8/2016[4]
Coca-Cola Co. 0.52% - 0.58% due 11/9/2016 - 11/18/2016[4]
ExxonMobil Corp. 0.44% - 0.50% due 10/19/2016 - 11/1/2016
Intel Corp. 0.48% due 10/28/2016	25,000	24,992
Microsoft Corp. 0.50% due 10/25/2016[4]	27,400	27,392
Pfizer Inc. 0.60% due 12/6/2016[4]	30,300	30,271
Wal-Mart Stores, Inc. 0.39% due 10/3/2016[4]	32,500	32,499
		359,695
Federal agency discount notes 1.97%
Fannie Mae 0.40% due 12/16/2016	50,000	49,970
Federal Home Loan Bank 0.31% - 0.55% due 10/28/2016 - 5/25/2017
Freddie Mac 0.40% - 0.41% due 12/21/2016 - 1/19/2017
		330,726
American High-Income Trust — Page 17 of 20

Short-term securities U.S. Treasury bills 1.19%	Principal amount (000)	Value (000)
U.S. Treasury Bills 0.35% - 0.40% due 1/5/2017 - 1/12/2017
Municipals 0.79%
City of New York, G.O. Bonds, Fiscal 2006, Series 2005-F-4A, 0.88% 2035[3]	$12,000	$12,000
City of New York, G.O. Bonds, Series 2004-H-6, 0.81% 2034[3]	20,150	20,150
City of New York, G.O. Bonds, Series 2006-I-7, 0.81% 2036[3]	14,600	14,600
Commonwealth of Massachusetts, G.O. Demand Bonds (Central Artery/Ted Williams Tunnel Infrastructure Loan Act of 2000), Series 2000-A, 0.88% 2030[3]	32,600	32,600
New York City Transitional Fin. Auth., Future Tax Secured Bonds, Series 2010-F-5, 0.83% 2035[3]	21,150	21,150
State of New York, Urban Dev. Corp., State Personal Income Tax Rev. Bonds (State Facs. and Equipment), Series 2004-A-3B, 0.85% 2033[3]	19,000	19,000
State of South Carolina, York County, National Rural Utilities Cooperative Fin. Corp., Pollution Control Rev. Commercial Paper, Series 2000, 0.75% 10/3/2016	14,500	14,500
		134,000
Total short-term securities (cost: $1,024,126,000)		1,024,296
Total investment securities 99.38% (cost: $17,120,472,000)		16,754,238
Other assets less liabilities 0.62%		105,042
Net assets 100.00%		$16,859,280
As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.
Forward currency contracts

The fund did not hold any forward currency contracts as of September 30, 2016. The average month-end notional amount of open forward currency contracts while held was $20,466,000.
Interest rate swaps

The fund did not hold any interest rate swaps as of September 30, 2016. The average month-end notional amount of interest rate swaps while held was $287,416,000.
American High-Income Trust — Page 18 of 20

Credit default swaps

The fund has entered into credit default swaps as shown in the following table. The average month-end notional amount of credit default swaps while held was $158,528,000.
Centrally cleared credit default swaps on credit indices — sell protection
Referenced index	Clearinghouse	Receive fixed rate	Expiration date	Notional (000)	Value (000)	Upfront premiums received (000)	Unrealized appreciation (depreciation) at 9/30/2016 (000)
CDX.NA.HY.21	ICE	5.00%	12/20/2018	$17,280	$1,120	$1,036	$83
CDX.NA.HY.22	ICE	5.00	6/20/2019	27,840	1,981	2,168	(188)
CDX.NA.HY.25	ICE	5.00	12/20/2020	81,180	4,745	2,452	2,293
CDX.NA.HY.26	ICE	5.00	6/20/2021	150,000	7,733	4,210	3,523
							$5,711
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
[1]	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans, including those in "Other securities," was $1,019,783,000, which represented 6.05% of the net assets of the fund.
[2]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[3]	Coupon rate may change periodically.
[4]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $7,673,130,000, which represented 45.51% of the net assets of the fund.
[5]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,“ was $259,700,000, which represented 1.54% of the net assets of the fund.
[6]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
[7]	Scheduled interest and/or principal payment was not received.
[8]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[9]	A portion of this security was pledged as collateral. The total value of pledged collateral was $14,731,000, which represented .09% of the net assets of the fund.
[10]	Security did not produce income during the last 12 months.
[11]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.

Private placement securities	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
CEVA Group PLC, Series A-1, 3.88% convertible preferred	5/2/2013-8/22/2014	$47,776	$23,561.14%
CEVA Group PLC	8/22/2014	57,165	21,448.13
CEVA Group PLC, Series A-2, 2.88% convertible preferred	5/2/2013	20,349	7,635.05
White Star NR Corporation	6/30/2016	16,491	20,965.12
Liberman Broadcasting, Inc., warrants, expire 2022	12/13/2012-11/26/2014	—	—	.00
Total private placement securities		$141,781	$73,609.44%

Key to abbreviations
Auth. = Authority
CLO = Collateralized Loan Obligations
Dev. = Development
Facs. = Facilities
Fin. = Finance
G.O. = General Obligation
ICE = Intercontinental Exchange, Inc.
LOC = Letter of Credit
Rev. = Revenue
American High-Income Trust — Page 19 of 20

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.
MFGEFPX-021-1116O-S54075	American High-Income Trust — Page 20 of 20

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

American High-Income Trust Fund:

We have audited the accompanying statement of assets and liabilities of American High-Income Trust Fund (the “Fund”), including the summary schedule of investments, as of September 30, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended (collectively, the “financial statements”), the financial highlights for each of the five years in the period then ended (the financial statements and financial highlights are included in Item 1 of this Form N-CSR), and the schedule of investments in securities as of September 30, 2016 (included in Item 6 of this Form N-CSR). These financial statements, financial highlights, and schedule of investments in securities are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements, financial highlights, and schedule of investments in securities based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights, and schedule of investments in securities are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and schedule of investments in securities, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements, financial highlights, and schedule of investments in securities referred to above present fairly, in all material respects, the financial position of American High-Income Trust Fund as of September 30, 2016, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Costa Mesa, California

November 14, 2016

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN HIGH-INCOME TRUST

By /s/ David C. Barclay
David C. Barclay, President and Principal Executive Officer

Date: November 30, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ David C. Barclay
David C. Barclay, President and Principal Executive Officer

Date: November 30, 2016

By /s/ Brian C. Janssen
Brian C. Janssen, Treasurer and Principal Financial Officer

Date: November 30, 2016